General Growth Properties, Inc.
Supplemental Financial Information
For the Three and Nine Months Ended September 30, 2007
[Updated for November 8, 2007 press release information]
This presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of our indebtedness and interest rates, market conditions and land sales in our Master Planned Communities segment and our ability to manage our growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent report on Form 10-K, which further identifies the important risk factors which could cause actual results to differ materially from the forward-looking statements in supplemental financial information. The Company disclaims any obligation to update any forward-looking statements.

Supplemental Financial/Operational Data
September 30, 2007

All information included in this supplemental package is unaudited and is as of September 30, 2007, unless otherwise indicated.

*	The supplemental financial data should be read in conjunction with the company’s third quarter 2007 earnings information, as updated, (included as pages 4-23 of this supplemental report) as certain disclosures and reconciliations in such announcement have not been included in the supplemental financial data.
[Updated for November 8, 2007 press release information]

Corporate Overview

Corporate Profile
General Growth Properties, Inc. (GGP) and its predecessor companies have been in the shopping center business for over fifty years. GGP is one of the largest U.S.-based publicly traded real estate investment trusts (REIT) at approximately $42.9 billion in total market capitalization.  General Growth has ownership interests in or management responsibility for a portfolio of approximately 200 regional shopping malls in 45 states, as well as ownership and management interests in shopping centers in Brazil and Turkey and ownership interests in master-planned community developments and commercial office centers in the U.S.  The Company’s portfolio totals approximately 200 million square feet and includes more than 24,000 retail stores.
Since going public in 1993, GGP has provided a total return CAGR of more than 20%, including the highest per share Funds From Operations (FFO) growth in the regional mall sector, 14.5% on a compounded annualized basis through 2006. Average occupancy at September 30, 2007 was 93.2% and sales per square foot were $461. The Bucksbaum family, which founded GGP, is still engaged in the operation of the company’s day-to-day business activities. Assuming conversion of the Operating Partnership units, the Bucksbaum family and senior management own approximately 25% of the Company.
Corporate Overview
The corporate mission of GGP is to create value and profit by acquiring, developing, renovating, and managing regional malls in major and middle markets throughout the United States. The Company provides investors an opportunity to participate in the ownership of high quality income producing real estate while maintaining liquidity. The Company’s primary objective is to provide increasing dividends and capital appreciation for its shareholders.
Stock Listing
Common Stock
NYSE: GGP
Calendar of Events

Quarter End — Fourth Quarter 2007	December 31, 2007
Earnings Release — After the Market Close	February 11, 2008
Quarterly Conference Call — 8:00 am CST	February 12, 2008
Current Dividend
GGP declared its fourth dividend for 2007 in the amount of $0.50 per share, payable to common stockholders of record on October 17, 2007, with payment on October 31, 2007. The current dividend represents an increase of 11% over the dividend of $0.45 per share paid for the same period last year. Consistent with prior years, GGP has completed its annual review of its dividend payment. The Company has, as a result of this review, raised its dividend every year since going public in April of 1993 when the (split-adjusted) initial quarterly dividend was approximately $0.12 per share. These annual increases have allowed GGP to increase its dividend at a compound annual growth rate of 10% since going public.
Investor Relations
Tim Goebel
Director, Investor Relations
General Growth Properties
110 North Wacker Drive
Chicago, IL 60606
Phone (312) 960-5199
Fax (312) 960-5475
tgoebel@ggp.com
Transfer Agent
Mellon Investor Services, LLC
Shareholder Relations
P.O. Box 3315
South Hackensack, NJ 07606
(888) 395-8037
(201) 329-8660
Debt Ratings

Standard & Poors — Corporate Rating	BBB -
Standard & Poors — Senior Debt Rating	BB +
Standard & Poors — TRCLP Bonds Rating	BB +
Moody’s — Senior Debt Rating	Ba2
Moody’s — TRCLP Bonds Rating	Ba1

Please visit the GGP web site for additional information:	www.ggp.com

Ownership Structure as of September 30, 2007

Total Market Capitalization - As Measured by Stock Price (dollars in thousands)		September 30, 2007
Total Portfolio Debt (Company consolidated debt plus applicable share from unconsolidated affiliates) (a)		$26,891,645

Perpetual Preferred Units
Perpetual Preferred Units at 8.25%	$5,000

Convertible Preferred Units
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	64,239

	116,009

Other Preferred Stock	406

Total Preferred Securities		$121,415

Common Stock and Common Operating Partnership Units
Stock market value of 243.8 million shares of common stock and 51.8 million shares of operating partnership units (which are redeemable for an equal number of shares of common stock) — outstanding at end of period (b)		$15,852,714

Total Market Capitalization at end of period		$42,865,774

(a)	Excludes special improvement districts liability of $72.5 million, minority interest adjustment of $65.7 million and purchase accounting mark-to-market adjustments of $73.3 million.

(b)	Net of 1.8 Million Treasury Shares.

Research Coverage
The following alphabetical list of research coverage by company and related contact information is included for informational purposes only. GGP does not review any third party advice or investment or research report and therefore expressly does not adopt or endorse any such advice or report.

A.G. Edwards & Sons, Inc.	Mark Hoffmeister	(314) 955-5784
	David L. AuBuchon	(314) 955-5452

Banc of America Securities	Christy McElroy	(212) 847-5658

Bear, Stearns & Co., Inc.	Amy Young	(212) 272-3523
	Ross Smotrich	(212) 272-8046

Citigroup	Jonathan Litt	(212) 816-0231
	Ambika Goel	(212) 816-6981

Credit Suisse First Boston	John Stewart	(212) 538-3183
	Michael Gorman	(212) 538-4357

Deutsche Bank	Louis Taylor	(212) 250-4912
	Christeen Kim	(212) 250-6771

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255
	Tom Barry	(703) 875-1401

Goldman, Sachs & Co.	Jay Habermann	(917) 343-4260
	Thomas Baldwin	(212) 902-4736

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

J.P. Morgan Securities Inc.	Michael Mueller	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Lehman Brothers	David B. Harris	(212) 526-1790
	David Toti	(212) 526-2002

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Morgan Stanley Dean Witter	Matt Ostrower	(212) 761-6284
	Mickey Chiang	(212) 761-6385

RBC Capital Markets	Richard C. Moore	(216) 378-7625

UBS	Jeff Spector	(212) 713-6144

Wachovia Capital Markets, LLC	Jeff Donnelly	(617) 603-4262
	Rob Laquaglia	(617) 603-4263

Press Release and Related Updated Schedules

November 8, 2007

News Release FOR IMMEDIATE RELEASE	General Growth Properties, Inc. 110 N. Wacker Dr. Chicago, Illinois 60606 312.960.5000 TEL 312.960.5484 FAX
GENERAL GROWTH PROPERTIES ANNOUNCES
JURY VERDICT AND ADJUSTMENT TO THIRD
QUARTER 2007 RESULTS
Chicago, Illinois, November 8, 2007 — General Growth Properties, Inc. (NYSE: GGP) announced today a jury verdict in the amount of $74,225,017, plus to-be-determined punitive damages, relating to a claim involving Caruso Affiliated Holdings LLC and Glendale Galleria, a California mall owned by our GGP/Homart II joint venture of which we own 50 percent.
“We are obviously disappointed with this result” said John Bucksbaum, CEO of GGP.
GGP will record its fifty percent share of the verdict as an adjustment to our equity in earnings of our Unconsolidated Real Estate Affiliates. As a result, previously reported Core Funds From Operations per fully diluted share for the third quarter of 2007 will be reduced from $0.80 to $0.68. Previously reported fully diluted Funds From Operations will be reduced from $0.83 to $0.70 and earnings per share-diluted will be reduced from $0.09 to a loss of $0.04. GGP’s Report on Form 10-Q for the quarter ended September 30, 2007, which will be filed with the Securities and Exchange Commission tomorrow, will reflect this adjustment.
In addition, as a result of this adjustment, we currently project 2007 Core FFO per share to be in the range of $3.13 to $3.16 per share.
ABOUT GGP
General Growth Properties, Inc. is one of the largest U.S.-based publicly traded Real Estate Investment Trusts (REIT) based upon market capitalization. The Company currently has ownership interest in, or management responsibility for, a portfolio of more than 200 regional shopping malls in 45 states, as well as ownership in master planned community developments and commercial office buildings. The Company’s portfolio totals approximately 200 million square feet and includes over 24,000 retail stores nationwide. The Company is listed on the New York Stock Exchange under the symbol GGP. For more information, please visit the Company website at http://www.ggp.com.

FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements, including our 2007 Core FFO per fully diluted share guidance. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of indebtedness and interest rates, market conditions, land sales in the Master Planned Communities segment, the cost and success of development and re-development projects and our ability to successfully manage growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent report on Form 10-K, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release. The Company disclaims any obligation to update any forward-looking statements.
# # #

GENERAL GROWTH PROPERTIES, INC.
OVERVIEW
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Funds From Operations (“FFO”)

Company stockholders	$171,877	$157,464	$749,894	$493,209
Operating Partnership unitholders	36,566	34,370	160,492	107,899

Operating Partnership	$208,443	$191,834	$910,386	$601,108

Increase (decrease) in FFO over comparable prior year period	8.7%	(7.9)%	51.5%	(3.9)%

FFO per share:
Company stockholders — basic	$0.71	$0.65	$3.07	$2.05
Operating Partnership — basic	0.71	0.65	3.07	2.05
Operating Partnership — diluted	0.70	0.65	3.07	2.04
Increase (decrease) in diluted FFO over comparable prior year period	7.7%	(8.5)%	50.5%	(4.7)%

Core Funds From Operations (“Core FFO”)
Core FFO	$200,724	$186,762	$609,700	$579,911
Core FFO per share — diluted	0.68	0.63	2.05	1.97
Increase (decrease) in Core FFO over comparable prior year period	7.5%	(7.1)%	5.1%	(2.3)%

Dividends
Dividends paid per share	$0.45	$0.41	$1.35	$1.23
Payout ratio (% of diluted FFO paid out)	64.3%	63.1%	44.0%	60.3%

Real Estate Property Net Operating Income (“NOI”)
Retail and Other:
Consolidated	$526,894	$441,669	$1,440,556	$1,328,922
Unconsolidated	88,753	104,947	314,089	320,896

Total Retail and Other	615,647	546,616	1,754,645	1,649,818

Master Planned Communities:
Consolidated	11,029	11,408	21,266	57,964
Unconsolidated	11,480	5,060	25,041	15,909

Total Master Planned Communities	22,509	16,468	46,307	73,873

Total Real estate property net operating income	$638,156	$563,084	$1,800,952	$1,723,691

	September 30,	December 31,
	2007	2006
Selected Balance Sheet Information
Cash and cash equivalents	$48,294	$97,139

Investment in real estate:
Net land, buildings and equipment	$22,106,161	$19,564,992
Developments in progress	1,031,879	673,900
Net investment in and loans to/from Unconsolidated Real Estate Affiliates	1,690,503	1,326,615
Investment land and land held for development and sale	1,740,089	1,655,838

Net investment in real estate	$26,568,632	$23,221,345

Total assets	$28,535,464	$25,241,445

Mortgage, notes and loans payable	$24,073,812	$20,521,967
Minority interest — Preferred	121,415	182,828
Minority interest — Common	363,090	347,753
Stockholders’ equity	1,509,966	1,664,079

Total capitalization (at cost)	$26,068,283	$22,716,627

	Consolidated Properties			Unconsolidated Properties (a)
			Average		Average
	Outstanding		Interest	Outstanding	Interest
	Balance		Rate(d)	Balance	Rate(d)
Summarized Debt Information
Fixed rate (c)	$20,813,400		5.50%	$2,731,187	5.66%
Variable rate (c)	3,048,938		7.53	298,120	7.96

Totals	$23,862,338	(b)	5.76%	$3,029,307	5.88%

(a)	Reflects the Company’s share of debt relating to the properties owned by the Unconsolidated Real Estate Affiliates.

(b)	Excludes special improvement districts liability of $72.5 million, minority interest adjustment of $65.7 million and purchase accounting mark-to-market adjustments of $73.3 million.

(c)	Includes the effects of interest rate swaps.

(d)	Rates include the effects of deferred finance costs and the effect of a 360 day rate applied over a 365 day period.

[Updated for November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Revenues:
Minimum rents	$509,762	$431,852	$1,389,235	$1,294,635
Tenant recoveries	231,395	199,494	626,253	575,670
Overage rents	16,122	14,744	42,578	37,573
Land sales	54,188	47,768	114,111	218,023
Management and other fees	26,484	26,768	80,404	80,130
Other	26,307	25,405	80,550	78,427

Total revenues	864,258	746,031	2,333,131	2,284,458

Expenses:
Real estate taxes	68,054	57,227	180,004	166,742
Repairs and maintenance	52,624	49,122	151,514	144,939
Marketing	12,237	10,806	35,530	34,475
Other property operating costs	115,047	105,231	312,692	282,092
Land sales operations	43,159	36,360	92,845	160,059
Provision for doubtful accounts	6,275	3,762	10,066	17,081
Property management and other costs	45,252	43,895	154,841	133,525
General and administrative	4,631	5,649	20,929	14,653
Depreciation and amortization	189,436	168,624	527,844	512,342

Total expenses	536,715	480,676	1,486,265	1,465,908

Operating income	327,543	265,355	846,866	818,550

Interest income	2,027	4,027	7,004	8,717
Interest expense	(310,868)	(284,273)	(854,764)	(841,677)

Income (loss) before income taxes, minority interest and equity in income (loss) of Unconsolidated Real Estate Affiliates	18,702	(14,891)	(894)	(14,410)
Benefit (provision) for income taxes	(14,293)	(11,225)	256,451	(52,120)
Minority interest	(1,269)	(4,181)	(60,771)	(16,043)
Equity in income (loss) of Unconsolidated Real Estate Affiliates	(12,499)	22,136	34,441	71,613

Net income (loss)	$(9,359)	$(8,161)	$229,227	$(10,960)

Basic Earnings (Loss) Per Share	$(0.04)	$(0.03)	$0.94	$(0.05)
Diluted Earnings (Loss) Per Share	(0.04)	(0.03)	0.94	(0.05)

[Updated for November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS (“FFO”)
(In thousands)

	Three Months Ended September 30, 2007
	Consolidated	Unconsolidated	Segment
Retail and Other	Properties	Properties	Basis
Property revenues:
Minimum rents	$509,762	$88,684	$598,446
Tenant recoveries	231,395	38,444	269,839
Overage rents	16,122	1,919	18,041
Other, including minority interest	23,852	16,787	40,639

Total property revenues	781,131	145,834	926,965

Property operating expenses:
Real estate taxes	68,054	11,094	79,148
Repairs and maintenance	52,624	8,355	60,979
Marketing	12,237	2,378	14,615
Other property operating costs	115,047	34,561	149,608
Provision for doubtful accounts	6,275	693	6,968

Total property operating expenses	254,237	57,081	311,318

Retail and other net operating income	526,894	88,753	615,647

Master Planned Communities
Land sales	54,188	33,536	87,724
Land sales operations	(43,159)	(22,056)	(65,215)

Master Planned Communities net operating income	11,029	11,480	22,509

Real estate property net operating income	537,923	100,233	$638,156

Management and other fees	26,484	4,661
Property management and other costs	(19,845)	(530)
Headquarters/regional costs	(25,407)	(9,362)
General and administrative	(4,631)	(39,455)
Depreciation on non-income producing assets, including headquarters building	(3,015)	—
Interest income	2,027	2,078
Interest expense	(310,868)	(35,577)
Provision for income taxes	(14,293)	(497)
Preferred unit distributions	(2,903)	—
Other FFO from minority interest	1,389	31

FFO	186,861	21,582
Equity in FFO of Unconsolidated Properties	21,582	(21,582)

Operating Partnership FFO	$208,443	$—

	Three Months Ended September 30, 2006
	Consolidated	Unconsolidated	Segment
Retail and Other	Properties	Properties	Basis
Property revenues:
Minimum rents	$431,852	$103,126	$534,978
Tenant recoveries	199,494	47,524	247,018
Overage rents	14,744	2,438	17,182
Other, including minority interest	21,727	18,242	39,969

Total property revenues	667,817	171,330	839,147

Property operating expenses:
Real estate taxes	57,227	14,626	71,853
Repairs and maintenance	49,122	10,383	59,505
Marketing	10,806	2,738	13,544
Other property operating costs	105,231	38,287	143,518
Provision for doubtful accounts	3,762	349	4,111

Total property operating expenses	226,148	66,383	292,531

Retail and other net operating income	441,669	104,947	546,616

Master Planned Communities
Land sales	47,768	21,553	69,321
Land sales operations	(36,360)	(16,493)	(52,853)

Master Planned Communities net operating income	11,408	5,060	16,468

Real estate property net operating income	453,077	110,007	$563,084

Management and other fees	26,768	3,806
Property management and other costs	(21,223)	(896)
Headquarters/regional costs	(22,672)	(10,474)
General and administrative	(5,649)	(1,012)
Depreciation on non-income producing assets, including headquarters building	(3,022)	—
Interest income	4,027	4,830
Interest expense	(284,273)	(47,060)
Provision for income taxes	(11,225)	(171)
Preferred unit distributions	(4,510)	—
Other FFO from minority interest	1,506	—

FFO	132,804	59,030
Equity in FFO of Unconsolidated Properties	59,030	(59,030)

Operating Partnership FFO	$191,834	$—

[Updated for November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS (“FFO”)
(In thousands)

	Nine Months Ended September 30, 2007
	Consolidated	Unconsolidated	Segment
Retail and Other	Properties	Properties	Basis
Property revenues:
Minimum rents	$1,389,235	$309,903	$1,699,138
Tenant recoveries	626,253	134,388	760,641
Overage rents	42,578	5,852	48,430
Other, including minority interest	72,296	61,446	133,742

Total property revenues	2,130,362	511,589	2,641,951

Property operating expenses:
Real estate taxes	180,004	40,615	220,619
Repairs and maintenance	151,514	30,116	181,630
Marketing	35,530	8,624	44,154
Other property operating costs	312,692	116,204	428,896
Provision for doubtful accounts	10,066	1,941	12,007

Total property operating expenses	689,806	197,500	887,306

Retail and other net operating income	1,440,556	314,089	1,754,645

Master Planned Communities
Land sales	114,111	69,558	183,669
Land sales operations	(92,845)	(44,517)	(137,362)

Master Planned Communities net operating income	21,266	25,041	46,307

Real estate property net operating income	1,461,822	339,130	$1,800,952

Management and other fees	80,404	12,823
Property management and other costs	(65,118)	(2,108)
Headquarters/regional costs	(89,723)	(31,354)
General and administrative	(20,929)	(41,013)
Depreciation on non-income producing assets, including headquarters building	(9,206)	—
Interest income	7,004	13,801
Interest expense	(854,764)	(138,965)
Benefit (provision) for income taxes	256,451	(2,072)
Preferred unit distributions	(10,016)	—
Other FFO from minority interest	4,188	31

FFO	760,113	150,273
Equity in FFO of Unconsolidated Properties	150,273	(150,273)

Operating Partnership FFO	$910,386	$—

	Nine Months Ended September 30, 2006
	Consolidated	Unconsolidated	Segment
Retail and Other	Properties	Properties	Basis
Property revenues:
Minimum rents	$1,294,635	$312,149	$1,606,784
Tenant recoveries	575,670	139,977	715,647
Overage rents	37,573	6,173	43,746
Other, including minority interest	66,373	59,340	125,713

Total property revenues	1,974,251	517,639	2,491,890

Property operating expenses:
Real estate taxes	166,742	44,136	210,878
Repairs and maintenance	144,939	31,381	176,320
Marketing	34,475	9,203	43,678
Other property operating costs	282,092	110,766	392,858
Provision for doubtful accounts	17,081	1,257	18,338

Total property operating expenses	645,329	196,743	842,072

Retail and other net operating income	1,328,922	320,896	1,649,818

Master Planned Communities
Land sales	218,023	60,352	278,375
Land sales operations	(160,059)	(44,443)	(204,502)

Master Planned Communities net operating income	57,964	15,909	73,873

Real estate property net operating income	1,386,886	336,805	$1,723,691

Management and other fees	80,130	4,750
Property management and other costs	(65,062)	(896)
Headquarters/regional costs	(68,462)	(26,757)
General and administrative	(14,654)	(2,443)
Depreciation on non-income producing assets, including headquarters building	(9,753)	—
Interest income	8,717	10,690
Interest expense	(841,677)	(136,020)
Provision for income taxes	(52,120)	(556)
Preferred unit distributions	(13,139)	—
Other FFO from minority interest	4,669	—

FFO	415,535	185,573
Equity in FFO of Unconsolidated Properties	185,573	(185,573)

Operating Partnership FFO	$601,108	$—

[Updated for November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
SUPPLEMENTAL DISCLOSURE OF CERTAIN REVENUES AND EXPENSES
REFLECTED IN FFO
(In thousands)

	Three Months Ended		Three Months Ended
	September 30, 2007		September 30, 2006
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Properties	Properties	Properties	Properties
Minimum rents:
Above- and below-market tenant leases, net	$10,447	$2,341	$9,375	$2,355
Straight-line rent	8,894	1,669	12,496	3,265
Other property operating costs:
Non-cash ground rent expense	(1,606)	(193)	(1,568)	(165)
Real estate taxes:
Real estate tax stabilization agreement	(981)	—	(689)	—
Interest expense:
Mark-to-market adjustments on debt	6,436	1,082	8,327	926
Amortization of deferred finance costs	(5,558)	(401)	(5,023)	(412)
Debt extinguishment costs:
Write-off of mark-to-market adjustments	3,652	—	342	—
Write-off of deferred finance costs	(714)	—	(1,247)	(431)

Totals	$20,570	$4,498	$22,013	$5,538

	Nine Months Ended		Nine Months Ended
	September 30, 2007		September 30, 2006
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Properties	Properties	Properties	Properties
Minimum rents:
Above- and below-market tenant leases, net	$28,503	$7,075	$29,221	$7,260
Straight-line rent	26,649	7,155	36,763	8,633
Other property operating costs:
Non-cash ground rent expense	(4,785)	(577)	(4,236)	(594)
Real estate taxes:
Real estate tax stabilization agreement	(2,943)	—	(2,829)	—
Interest expense:
Mark-to-market adjustments on debt	24,473	3,152	24,785	2,834
Amortization of deferred finance costs	(13,628)	(1,314)	(12,604)	(1,387)
Debt extinguishment costs:
Write-off of mark-to-market adjustments	3,765	—	3,485	—
Write-off of deferred finance costs	(3,102)	—	(6,150)	(441)

Totals	$58,932	$15,491	$68,435	$16,305

WEIGHTED AVERAGE SHARES
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Basic	243,775	241,150	244,034	241,034
Diluted	243,775	241,150	244,640	241,034
Assuming full conversion of Operating Partnership units:
Basic	295,637	293,786	296,262	293,765
Diluted	296,064	294,500	296,868	294,528

[Updated for November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Reconciliation of Real Estate Property Net Operating Income (“NOI”) to GAAP Operating Income
Real estate property net operating income:
Segment basis	$638,156	$563,084	$1,800,952	$1,723,691
Unconsolidated Properties	(100,233)	(110,007)	(339,130)	(336,805)

Consolidated Properties	537,923	453,077	1,461,822	1,386,886
Management and other fees	26,484	26,768	80,404	80,130
Property management and other costs	(19,845)	(21,223)	(65,118)	(65,062)
Headquarters/regional costs	(25,407)	(22,672)	(89,723)	(68,462)
General and administrative	(4,631)	(5,649)	(20,929)	(14,654)
Depreciation and amortization	(189,436)	(168,624)	(527,844)	(512,342)
Minority interest in NOI of Consolidated Properties and other	2,455	3,678	8,254	12,054

Operating income	$327,543	$265,355	$846,866	$818,550

Reconciliation of Core FFO to Funds From Operations (“FFO”) and to GAAP Net Income
Core FFO	$200,724	$186,762	$609,700	$579,911
Master Planned Communities net operating income	22,509	16,468	46,307	73,873
Benefit (provision) for income taxes	(14,790)	(11,396)	254,379	(52,676)

Funds From Operations — Operating Partnership	208,443	191,834	910,386	601,108
Depreciation and amortization of capitalized real estate costs	(219,764)	(202,622)	(632,751)	(617,035)
Minority interest in depreciation of Consolidated Properties and other	(196)	842	649	2,570
Minority interest to Operating Partnership unitholders	2,158	1,785	(49,057)	2,397

Net income (loss)	$(9,359)	$(8,161)	$229,227	$(10,960)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Affiliates
Equity in Unconsolidated Properties:
NOI	$100,233	$110,007	$339,130	$336,805
Net property management fees and costs	4,131	2,910	10,715	3,854
Net interest expense	(33,499)	(42,230)	(125,164)	(125,330)
Headquarters, general and administrative, income taxes and minority interest in FFO	(49,283)	(11,657)	(74,408)	(29,756)

FFO of unconsolidated properties	21,582	59,030	150,273	185,573
Depreciation and amortization of capitalized real estate costs	(33,343)	(37,017)	(114,113)	(114,449)
Other, including gain (loss) on sales of investment properties	(738)	123	(1,719)	489

Equity in income (loss) of unconsolidated real estate affiliates	$(12,499)	$22,136	$34,441	$71,613

Reconciliation of Weighted Average Shares Outstanding
Basic:
Weighted average number of shares outstanding — FFO per share	295,637	293,786	296,262	293,765
Conversion of Operating Partnership units	(51,862)	(52,636)	(52,228)	(52,731)

Weighted average number of Company shares outstanding — GAAP EPS	243,775	241,150	244,034	241,034

Diluted:
Weighted average number of shares outstanding — FFO per share	296,064	294,500	296,868	294,528
Conversion of Operating Partnership units	(51,862)	(52,636)	(52,228)	(52,731)
Anti-dilutive common stock equivalents for GAAP EPS	(427)	(714)	—	(763)

Weighted average number of Company shares outstanding — GAAP EPS	243,775	241,150	244,640	241,034

[Updated for November 8, 2007 press release information]

Third Quarter Earnings Announcement
October 31, 2007
[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

News Release	General Growth Properties, Inc.
110 North Wacker Drive
Chicago, IL 60606
(312) 960-5000
FAX (312) 960-5475

FOR IMMEDIATE RELEASE	CONTACT:	John Bucksbaum
312/960-5005

Bernie Freibaum 312/960-5252
General Growth Properties, Inc. Reports
Significantly Improved Operating Results for the Third Quarter 2007
Chicago, Illinois, October 31, 2007 — General Growth Properties, Inc. (NYSE: GGP) today announced its results of operations for the third quarter 2007. Core Funds From Operations (Core FFO) per fully diluted share for the third quarter of 2007 were $0.80 and Core FFO per fully diluted share for the comparable period in 2006 was $0.63. Fully diluted Funds From Operations (FFO) per share were $0.83 for the third quarter of 2007, as compared to $0.65 of FFO per fully diluted share reported in the comparable period of 2006. Earnings per share – diluted (EPS) were $0.09 and a loss of $0.03, respectively, for the third quarters of 2007 and 2006.
“Record levels of occupancy, sales per square foot and total net operating income were achieved this quarter,” said John Bucksbaum, CEO of GGP. “Well located and effectively leased malls continue to produce robust increases in operating cash flow.”
FINANCIAL AND OPERATIONAL HIGHLIGHTS
▪	Core FFO is defined as Funds From Operations excluding the Real Estate Property Net Operating Income (NOI) from the Master Planned Communities segment and the provision for income taxes. Core FFO for the third quarter of 2007 was $237.8 million or $0.80 per fully diluted share as compared to $186.8 million or $0.63 per fully diluted share in the third quarter of 2006. Straight-line rent resulted in approximately $10.6 million or $0.04 of Core FFO per fully diluted share in the third quarter of 2007, versus $15.8 million or $0.05 of Core FFO per fully diluted share in the same period of 2006.

▪	FFO per fully diluted share increased to $0.83 in the third quarter of 2007 from $0.65 in the third quarter of 2006. Total Funds From Operations for the quarter were $245.6 million, an increase of approximately $53.8 million, or approximately 28.0%,

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

from $191.8 million in the third quarter of 2006, primarily as a result of significantly higher operating income in 2007 in both our operating segments as detailed below in our segment results.

▪	EPS in the third quarter of 2007 were $0.09, a $0.12 increase from the comparable 2006 quarter. The higher operating income, as described above and in the segment results below, was partially offset by higher net interest costs in 2007. The increase in such interest costs is primarily due to increased debt levels, incurred primarily for the acquisition or construction and renovation of currently operating properties.

▪	Core FFO per share guidance As previously indicated, FFO guidance per share for the full year 2007 and beyond will be solely for Core FFO per share, which is defined as FFO per share excluding 100% of the Real Estate Property Net Operating Income from the Master Planned Communities segment and 100% of the Company benefit / provision for income taxes. Operating results for our Master Planned Communities segment, and our income tax expense that is largely a function of such operations, cannot be accurately estimated in advance. In addition, we believe that FFO is a less meaningful supplemental measure for the Master Planned Communities segment of our business because it does not facilitate an understanding of the operating performance of this business as our primary strategy in this segment is to develop and sell land in a manner that increases the value of the remaining land. Actual EPS, FFO (including these excluded items), NOI and Core FFO will be provided each quarter. Full year per share guidance will also be provided on a quarterly basis; however, such guidance will only be given for Core FFO. We currently project 2007 Core FFO per share to be in the range of $3.26 to $3.29 per share, approximately 10% to 11% above the Core FFO per share amount of $2.96 for 2006.
SEGMENT RESULTS
Retail and Other Segment
▪	Real estate property net operating income (NOI) for the Retail and Other Segment increased to $615.6 million for the third quarter of 2007, 12.6% above the $546.6 million reported for the third quarter of 2006. The majority of such increase in NOI for 2007 is increased minimum rents and tenant recovery revenues due to expansions and new property openings since the third quarter of 2006, as well as increased aggregate tenant charges on renewals.

▪	Revenues from consolidated properties were $781.1 million for the third quarter of 2007, an increase of 17.0% compared to $667.8 million for the same period in 2006. The majority of such increase is due to the acquisition of our venture partner’s interest in the Homart I properties.

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

▪	Revenues from unconsolidated properties, at the Company’s ownership share, for the quarter declined 14.9% to $145.8 million, compared to $171.3 million in the third quarter of 2006. The decline in revenues for the third quarter of 2007 as compared to 2006 is due to the acquisition of our venture partner’s interest in the Homart I properties.

▪	Comparable NOI from consolidated properties in the third quarter of 2007 increased by 4.9% compared to the same period last year.

Comparable NOI from unconsolidated properties at the Company’s ownership share for the quarter increased by approximately 10.1% compared to the third quarter of 2006.

▪	Retail Center occupancy was 93.2% at September 30, 2007 as compared to 92.4% at September 30, 2006.

▪	Sales per square foot for third quarter 2007 (on a trailing 12 month basis) were $461 versus $450 in the third quarter of 2006.
Master Planned Communities Segment
▪	NOI for the third quarter of 2007 for the Master Planned Communities segment was $11.0 million for consolidated properties and $11.5 million for our share of unconsolidated properties as compared to $11.4 million and $5.1 million, respectively, in 2006.

▪	Land sale revenues for the third quarter of 2007 were $54.2 million for consolidated properties and $33.5 million for our share of unconsolidated properties, compared to $47.8 million and $21.6 million, respectively, for the third quarter of 2006. Although land sale revenues for third quarter 2007 exceeded the 2006 amounts, the sales pace of residential land has declined significantly (as reflected in a comparison of the nine month total segment revenue amounts). We currently expect a virtual absence of demand for residential land to continue for the balance of 2007.
CONFERENCE CALL/WEBCAST
General Growth Properties, Inc. will host a live Webcast of its conference call regarding this announcement on our website, www.ggp.com. This Webcast will take place on Thursday, November 1, 2007, at 9:00 a.m. Eastern Time (8:00 a.m. CT, 6:00 a.m. PT). The Webcast can be accessed by selecting the conference call icon on the GGP home page.
The Company is one of the largest U.S.-based publicly traded Real Estate Investment Trusts (REIT) based upon market capitalization. The Company currently has ownership interest in, or management responsibility for, a portfolio of more than 200 regional shopping malls in 45 states, as well as ownership in master planned community developments and commercial office buildings. The Company’s portfolio totals

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

approximately 200 million square feet and includes over 24,000 retail stores nationwide. The Company is listed on the New York Stock Exchange under the symbol GGP. For more information, please visit the Company website at http://www.ggp.com.
NON-GAAP SUPPLEMENTAL FINANCIAL MEASURES AND DEFINITIONS
FUNDS FROM OPERATIONS (FFO) AND CORE FFO
The Company, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a REIT. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
The Company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the Company’s properties. FFO does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the Company believes that FFO provides investors with a clearer view of the Company’s operating performance. However, we believe that Funds From Operations is a less meaningful supplemental measure for the Master Planned Communities segment of our business. Funds From Operations does not facilitate an understanding of the operating performance of the Master Planned Communities segment of our business as our primary strategy in this segment is to develop and sell land in a manner that increases the value of the remaining land. In addition, the Master Planned Communities segment of our business is operated within taxable REIT subsidiaries and therefore our income tax expense is largely attributable to this segment of the business. To isolate these parts of the Company from the Retail and Other segment for which Funds From Operations is a relevant measure of operating performance, the Company also uses Core FFO as an operating measure. Core FFO is defined as Funds From Operations excluding the Real Estate Property Net Operating Income from the Master Planned Communities segment and the provision for income taxes.
In order to provide a better understanding of the relationship between Core FFO, Funds From Operations and GAAP net income, a reconciliation of Core FFO and Funds from Operations to GAAP net income has been provided. Neither Core FFO nor Funds From Operations represent cash flow from operating activities in accordance with GAAP, neither should be considered as an alternative to GAAP net income and neither is necessarily indicative of cash available to fund cash needs. In addition, the Company has presented Funds From Operations on a consolidated and unconsolidated basis (at the Company’s ownership share) as the Company believes that given the significance of

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

the Company’s operations that are owned through investments accounted for on the equity method of accounting, the detail of the operations of the Company’s unconsolidated properties provides important insights into the income and Funds From Operations produced by such investments for the Company as a whole.
REAL ESTATE PROPERTY NET OPERATING INCOME (NOI) AND COMPARABLE NOI
The Company believes that Real Estate Property Net Operating Income (NOI) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, land sales, tenant recoveries and other income) less property and related expenses (real estate taxes, land sales operating costs, repairs and maintenance, marketing and other property expenses). As with Funds From Operations described above, NOI has been reflected on a consolidated and unconsolidated basis (at the Company’s ownership share). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, minority interest in consolidated joint ventures, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact on operations from trends in occupancy rates, rental rates, land values and operating costs. This measure thereby provides an operating perspective not immediately apparent from GAAP operating or net income. The Company uses NOI to evaluate its operating performance on a property-by-property basis because NOI allows the Company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on the Company’s operating results, gross margins and investment returns.
In addition, management believes that NOI provides useful information to the investment community about the Company’s operating performance. However, due to the exclusions noted above, NOI should only be used as an alternative measure of the Company’s financial performance. For reference, and as an aid in understanding management’s computation of NOI, a reconciliation of NOI to consolidated operating income as computed in accordance with GAAP has been presented.
Comparable NOI excludes from both years the NOI of properties with significant physical or merchandising changes and those properties acquired or opened during the relevant comparative accounting periods.
PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties separately in the accompanying financial schedules. As a significant portion of the Company’s total operations are structured as joint venture arrangements which

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

are unconsolidated, management of the Company believes that operating data with respect to all properties owned provides important insights into the income produced by such investments for the Company as a whole. In addition, the individual items of revenue and expense for the unconsolidated properties have been presented at the Company’s ownership share of such unconsolidated ventures. As substantially all of the management operating philosophies and strategies are the same regardless of ownership structure, an aggregate presentation of NOI and other operating statistics yields an additional representation of the relative size and significance of the elements of the Company’s overall operations.
FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements, including our 2007 Core FFO per fully diluted share guidance. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of indebtedness and interest rates, market conditions, land sales in the Master Planned Communities segment, the cost and success of development and re-development projects and our ability to successfully manage growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent report on Form 10-K, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release. The Company disclaims any obligation to update any forward-looking statements.

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
OVERVIEW
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Funds From Operations (“FFO”)

Company stockholders	$202,479	$157,464	$780,464	$493,209
Operating Partnership unitholders	43,077	34,370	167,035	107,899

Operating Partnership	$245,556	$191,834	$947,499	$601,108

Increase (decrease) in FFO over comparable prior year period	28.0%	(7.9)%	57.6%	(3.9)%

FFO per share:
Company stockholders — basic	$0.83	$0.65	$3.20	$2.05
Operating Partnership — basic	0.83	0.65	3.20	2.05
Operating Partnership — diluted	0.83	0.65	3.19	2.04
Increase (decrease) in diluted FFO over comparable prior year period	27.7%	(8.5)%	56.4%	(4.7)%

Core Funds From Operations (“Core FFO”)
Core FFO	$237,837	$186,762	$646,813	$579,911
Core FFO per share — diluted	0.80	0.63	2.18	1.97
Increase (decrease) in Core FFO over comparable prior year period	27.3%	(7.1)%	11.5%	(2.3)%

Dividends
Dividends paid per share	$0.45	$0.41	$1.35	$1.23
Payout ratio (% of diluted FFO paid out)	54.2%	63.1%	42.3%	60.3%

Real Estate Property Net Operating Income (“NOI”)
Retail and Other:
Consolidated	$526,894	$441,669	$1,440,556	$1,328,922
Unconsolidated	88,753	104,947	314,089	320,896

Total Retail and Other	615,647	546,616	1,754,645	1,649,818

Master Planned Communities:
Consolidated	11,029	11,408	21,266	57,964
Unconsolidated	11,480	5,060	25,041	15,909

Total Master Planned Communities	22,509	16,468	46,307	73,873

Total Real estate property net operating income	$638,156	$563,084	$1,800,952	$1,723,691

	September 30,	December 31,
	2007	2006
Selected Balance Sheet Information
Cash and cash equivalents	$48,294	$97,139

Investment in real estate:
Net land, buildings and equipment	$22,059,415	$19,564,992
Developments in progress	1,031,879	673,900
Net investment in and loans to/from Unconsolidated Real Estate Affiliates	1,724,361	1,326,615
Investment land and land held for development and sale	1,740,089	1,655,838

Net investment in real estate	$26,555,744	$23,221,345

Total assets	$28,522,576	$25,241,445

Mortgage, notes and loans payable	$24,073,812	$20,521,967
Minority interest — Preferred	121,415	182,828
Minority interest — Common	369,599	347,753
Stockholders’ equity	1,540,569	1,664,079

Total capitalization (at cost)	$26,105,395	$22,716,627

	Consolidated Properties			Unconsolidated Properties(a)
			Average		Average
	Outstanding		Interest	Outstanding	Interest
	Balance		Rate(d)	Balance	Rate(d)
Summarized Debt Information
Fixed rate (c)	$20,813,400		5.50%	$2,731,187	5.66%
Variable rate (c)	3,048,938		7.53	298,120	7.96

Totals	$23,862,338	(b)	5.76%	$3,029,307	5.88%

(a)	Reflects the Company’s share of debt relating to the properties owned by the Unconsolidated Real Estate Affiliates.

(b)	Excludes special improvement districts liability of $72.5 million, minority interest adjustment of $65.7 million and purchase accounting mark-to-market adjustments of $73.3 million.

(c)	Includes the effects of interest rate swaps.

(d)	Rates include the effects of deferred finance costs and the effect of a 360 day rate applied over a 365 day period.

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Revenues:
Minimum rents	$509,762	$431,852	$1,389,235	$1,294,635
Tenant recoveries	231,395	199,494	626,253	575,670
Overage rents	16,122	14,744	42,578	37,573
Land sales	54,188	47,768	114,111	218,023
Management and other fees	26,484	26,768	80,404	80,130
Other	26,307	25,405	80,550	78,427

Total revenues	864,258	746,031	2,333,131	2,284,458

Expenses:
Real estate taxes	68,054	57,227	180,004	166,742
Repairs and maintenance	52,624	49,122	151,514	144,939
Marketing	12,237	10,806	35,530	34,475
Other property operating costs	115,047	105,231	312,692	282,092
Land sales operations	43,159	36,360	92,845	160,059
Provision for doubtful accounts	6,275	3,762	10,066	17,081
Property management and other costs	45,252	43,895	154,841	133,524
General and administrative	4,631	5,649	20,929	14,654
Depreciation and amortization	189,436	168,624	527,844	512,342

Total expenses	536,715	480,676	1,486,265	1,465,908

Operating income	327,543	265,355	846,866	818,550

Interest income	2,027	4,027	7,004	8,717
Interest expense	(310,868)	(284,273)	(854,764)	(841,677)

Income (loss) before income taxes, minority interest and equity in income of Unconsolidated Real Estate Affiliates	18,702	(14,891)	(894)	(14,410)
Benefit (provision) for income taxes	(14,293)	(11,225)	256,451	(52,120)
Minority interest	(7,811)	(4,181)	(67,313)	(16,043)
Equity in income of Unconsolidated Real Estate Affiliates	24,613	22,136	71,553	71,613

Net income (loss)	$21,211	$(8,161)	$259,797	$(10,960)

Basic Earnings Per Share	$0.09	$(0.03)	$1.06	$(0.05)
Diluted Earnings Per Share	0.09	(0.03)	1.06	(0.05)

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS (“FFO”)
(In thousands)

	Three Months Ended September 30, 2007
	Consolidated	Unconsolidated	Segment
	Properties	Properties	Basis
Retail and Other
Property revenues:
Minimum rents	$509,762	$88,684	$598,446
Tenant recoveries	231,395	38,444	269,839
Overage rents	16,122	1,919	18,041
Other, including minority interest	23,852	16,787	40,639

Total property revenues	781,131	145,834	926,965

Property operating expenses:
Real estate taxes	68,054	11,094	79,148
Repairs and maintenance	52,624	8,355	60,979
Marketing	12,237	2,378	14,615
Other property operating costs	115,047	34,561	149,608
Provision for doubtful accounts	6,275	693	6,968

Total property operating expenses	254,237	57,081	311,318

Retail and other net operating income	526,894	88,753	615,647

Master Planned Communities
Land sales	54,188	33,536	87,724
Land sales operations	(43,159)	(22,056)	(65,215)

Master Planned Communities net operating income	11,029	11,480	22,509

Real estate property net operating income	537,923	100,233	$638,156

Management and other fees	26,484	4,661
Property management and other costs	(19,845)	(530)
Headquarters/regional costs	(25,407)	(9,362)
General and administrative	(4,631)	(2,342)
Depreciation on non-income producing assets, including headquarters building	(3,015)	—
Interest income	2,027	2,078
Interest expense	(310,868)	(35,577)
Provision for income taxes	(14,293)	(497)
Preferred unit distributions	(2,903)	—
Other FFO from minority interest	1,389	31

FFO	186,861	58,695
Equity in FFO of Unconsolidated Properties	58,695	(58,695)

Operating Partnership FFO	$245,556	$—

	Three Months Ended September 30, 2006
	Consolidated	Unconsolidated	Segment
	Properties	Properties	Basis
Retail and Other
Property revenues:
Minimum rents	$431,852	$103,126	$534,978
Tenant recoveries	199,494	47,524	247,018
Overage rents	14,744	2,438	17,182
Other, including minority interest	21,727	18,242	39,969

Total property revenues	667,817	171,330	839,147

Property operating expenses:
Real estate taxes	57,227	14,626	71,853
Repairs and maintenance	49,122	10,383	59,505
Marketing	10,806	2,738	13,544
Other property operating costs	105,231	38,287	143,518
Provision for doubtful accounts	3,762	349	4,111

Total property operating expenses	226,148	66,383	292,531

Retail and other net operating income	441,669	104,947	546,616

Master Planned Communities
Land sales	47,768	21,553	69,321
Land sales operations	(36,360)	(16,493)	(52,853)

Master Planned Communities net operating income	11,408	5,060	16,468

Real estate property net operating income	453,077	110,007	$563,084

Management and other fees	26,768	3,806
Property management and other costs	(21,223)	(896)
Headquarters/regional costs	(22,672)	(10,474)
General and administrative	(5,649)	(1,012)
Depreciation on non-income producing assets, including headquarters building	(3,022)	—
Interest income	4,027	4,830
Interest expense	(284,273)	(47,060)
Provision for income taxes	(11,225)	(171)
Preferred unit distributions	(4,510)	—
Other FFO from minority interest	1,506	—

FFO	132,804	59,030
Equity in FFO of Unconsolidated Properties	59,030	(59,030)

Operating Partnership FFO	$191,834	$—

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS (“FFO”)
(In thousands)

	Nine Months Ended September 30, 2007
	Consolidated	Unconsolidated	Segment
	Properties	Properties	Basis
Retail and Other
Property revenues:
Minimum rents	$1,389,235	$309,903	$1,699,138
Tenant recoveries	626,253	134,388	760,641
Overage rents	42,578	5,852	48,430
Other, including minority interest	72,296	61,446	133,742

Total property revenues	2,130,362	511,589	2,641,951

Property operating expenses:
Real estate taxes	180,004	40,615	220,619
Repairs and maintenance	151,514	30,116	181,630
Marketing	35,530	8,624	44,154
Other property operating costs	312,692	116,204	428,896
Provision for doubtful accounts	10,066	1,941	12,007

Total property operating expenses	689,806	197,500	887,306

Retail and other net operating income	1,440,556	314,089	1,754,645

Master Planned Communities
Land sales	114,111	69,558	183,669
Land sales operations	(92,845)	(44,517)	(137,362)

Master Planned Communities net operating income	21,266	25,041	46,307

Real estate property net operating income	1,461,822	339,130	$1,800,952

Management and other fees	80,404	12,823
Property management and other costs	(65,118)	(2,108)
Headquarters/regional costs	(89,723)	(31,354)
General and administrative	(20,929)	(3,900)
Depreciation on non-income producing assets, including headquarters building	(9,206)	—
Interest income	7,004	13,801
Interest expense	(854,764)	(138,965)
Benefit (provision) for income taxes	256,451	(2,072)
Preferred unit distributions	(10,016)	—
Other FFO from minority interest	4,188	31

FFO	760,113	187,386
Equity in FFO of Unconsolidated Properties	187,386	(187,386)

Operating Partnership FFO	$947,499	$—

	Nine Months Ended September 30, 2006
	Consolidated	Unconsolidated	Segment
	Properties	Properties	Basis
Retail and Other
Property revenues:
Minimum rents	$1,294,635	$312,149	$1,606,784
Tenant recoveries	575,670	139,977	715,647
Overage rents	37,573	6,173	43,746
Other, including minority interest	66,373	59,340	125,713

Total property revenues	1,974,251	517,639	2,491,890

Property operating expenses:
Real estate taxes	166,742	44,136	210,878
Repairs and maintenance	144,939	31,381	176,320
Marketing	34,475	9,203	43,678
Other property operating costs	282,092	110,766	392,858
Provision for doubtful accounts	17,081	1,257	18,338

Total property operating expenses	645,329	196,743	842,072

Retail and other net operating income	1,328,922	320,896	1,649,818

Master Planned Communities
Land sales	218,023	60,352	278,375
Land sales operations	(160,059)	(44,443)	(204,502)

Master Planned Communities net operating income	57,964	15,909	73,873

Real estate property net operating income	1,386,886	336,805	$1,723,691

Management and other fees	80,130	4,750
Property management and other costs	(65,062)	(896)
Headquarters/regional costs	(68,462)	(26,757)
General and administrative	(14,654)	(2,443)
Depreciation on non-income producing assets, including headquarters building	(9,753)	—
Interest income	8,717	10,690
Interest expense	(841,677)	(136,020)
Provision for income taxes	(52,120)	(556)
Preferred unit distributions	(13,139)	—
Other FFO from minority interest	4,669	—

FFO	415,535	185,573
Equity in FFO of Unconsolidated Properties	185,573	(185,573)

Operating Partnership FFO	$601,108	$—

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
SUPPLEMENTAL DISCLOSURE OF CERTAIN REVENUES AND EXPENSES
REFLECTED IN FFO
(In thousands)

	Three Months Ended		Three Months Ended
	September 30, 2007		September 30, 2006
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Properties	Properties	Properties	Properties
Minimum rents:
Above- and below-market tenant leases, net	$10,447	$2,341	$9,375	$2,355
Straight-line rent	8,894	1,669	12,496	3,265
Other property operating costs:
Non-cash ground rent expense	(1,606)	(193)	(1,568)	(165)
Real estate taxes:
Real estate tax stabilization agreement	(981)	—	(689)	—
Interest expense:
Mark-to-market adjustments on debt	6,436	1,082	8,327	926
Amortization of deferred finance costs	(5,558)	(401)	(5,023)	(412)
Debt extinguishment costs:
Write-off of mark-to-market adjustments	3,652	—	342	—
Write-off of deferred finance costs	(714)	—	(1,247)	(431)

Totals	$20,570	$4,498	$22,013	$5,538

	Nine Months Ended		Nine Months Ended
	September 30, 2007		September 30, 2006
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Properties	Properties	Properties	Properties
Minimum rents:
Above- and below-market tenant leases, net	$28,503	$7,075	$29,221	$7,260
Straight-line rent	26,649	7,155	36,763	8,633
Other property operating costs:
Non-cash ground rent expense	(4,785)	(577)	(4,236)	(594)
Real estate taxes:
Real estate tax stabilization agreement	(2,943)	—	(2,829)	—
Interest expense:
Mark-to-market adjustments on debt	24,473	3,152	24,785	2,834
Amortization of deferred finance costs	(13,628)	(1,314)	(12,604)	(1,387)
Debt extinguishment costs:
Write-off of mark-to-market adjustments	3,765	—	3,485	—
Write-off of deferred finance costs	(3,102)	—	(6,150)	(441)

Totals	$58,932	$15,491	$68,435	$16,305

WEIGHTED AVERAGE SHARES
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Basic	243,775	241,150	244,034	241,034
Diluted	244,202	241,150	244,640	241,034
Assuming full conversion of Operating Partnership units:
Basic	295,637	293,786	296,262	293,765
Diluted	296,064	294,500	296,868	294,528

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Reconciliation of Real Estate Property Net Operating Income (“NOI”) to GAAP Operating Income
Real estate property net operating income:
Segment basis	$638,156	$563,084	$1,800,952	$1,723,691
Unconsolidated Properties	(100,233)	(110,007)	(339,130)	(336,805)

Consolidated Properties	537,923	453,077	1,461,822	1,386,886
Management and other fees	26,484	26,768	80,404	80,130
Property management and other costs	(19,845)	(21,223)	(65,118)	(65,062)
Headquarters/regional costs	(25,407)	(22,672)	(89,723)	(68,462)
General and administrative	(4,631)	(5,649)	(20,929)	(14,654)
Depreciation and amortization	(189,436)	(168,624)	(527,844)	(512,342)
Minority interest in NOI of Consolidated Properties and other	2,455	3,678	8,254	12,054

Operating income	$327,543	$265,355	$846,866	$818,550

Reconciliation of Core FFO to Funds From Operations (“FFO”) and to GAAP Net Income
Core FFO	$237,837	$186,762	$646,813	$579,911
Master Planned Communities net operating income	22,509	16,468	46,307	73,873
Benefit (provision) for income taxes	(14,790)	(11,396)	254,379	(52,676)

Funds From Operations — Operating Partnership	245,556	191,834	947,499	601,108
Depreciation and amortization of capitalized real estate costs	(219,764)	(202,622)	(632,751)	(617,035)
Minority interest in depreciation of Consolidated Properties and other	(196)	842	649	2,570
Minority interest to Operating Partnership unitholders	(4,385)	1,785	(55,600)	2,397

Net income (loss)	$21,211	$(8,161)	$259,797	$(10,960)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Affiliates
Equity in Unconsolidated Properties:
NOI	$100,233	$110,007	$339,130	$336,805
Net property management fees and costs	4,131	2,910	10,715	3,854
Net interest expense	(33,499)	(42,230)	(125,164)	(125,330)
Headquarters, general and administrative, income taxes and minority interest in FFO	(12,170)	(11,657)	(37,295)	(29,756)

FFO of unconsolidated properties	58,695	59,030	187,386	185,573
Depreciation and amortization of capitalized real estate costs	(33,343)	(37,017)	(114,113)	(114,449)
Other, including gain (loss) on sales of investment properties	(739)	123	(1,720)	489

Equity in income of unconsolidated real estate affiliates	$24,613	$22,136	$71,553	$71,613

Reconciliation of Weighted Average Shares Outstanding
Basic:
Weighted average number of shares outstanding — FFO per share	295,637	293,786	296,262	293,765
Conversion of Operating Partnership units	(51,862)	(52,636)	(52,228)	(52,731)

Weighted average number of Company shares outstanding — GAAP EPS	243,775	241,150	244,034	241,034

Diluted:
Weighted average number of shares outstanding — FFO per share	296,064	294,500	296,868	294,528
Conversion of Operating Partnership units	(51,862)	(52,636)	(52,228)	(52,731)
Anti-dilutive common stock equivalents for GAAP EPS	—	(714)	—	(763)

Weighted average number of Company shares outstanding — GAAP EPS	244,202	241,150	244,640	241,034

[As published October 31, 2007; certain information superceded by November 8, 2007 press release information]

Supplemental Financial Data

GENERAL GROWTH PROPERTIES, INC.
SUMMARY RETAINED FFO & CORE FFO
(dollars in thousands)

	Three Months	Nine Months
	Ended	Ended
	September 30, 2007	September 30, 2007
Cash From Recurring Operations
FFO — Operating Partnership	$208,443	$910,386
Plus (Less):
Non-FFO cash from Master Planned Communities	(10,250)	(40,228)
Deferred income taxes	(5,901)	(334,701)
Tenant allowances and capitalized leasing costs (a)	(46,559)	(109,294)

Above- and below-market tenant leases, net	(12,788)	(35,578)
Straight line rent adjustment	(10,563)	(33,804)
Non-cash ground rent expense	1,799	5,362
Real estate tax stabilization agreement	981	2,943

Mark-to-market adjustments on debt	(7,518)	(27,625)
Amortization of deferred finance costs	5,959	14,942
Debt extinguishment costs:
Write-off of mark-to-market adjustments	(3,652)	(3,765)
Write-off of deferred finance costs	714	3,102

Cash From Recurring Operations — Operating Partnership	$120,665	$351,740

Retained Funds From Recurring Operations
Cash From Recurring Operations — Operating Partnership (from above)	$120,665	$351,740
Less common dividends/distributions paid	(133,136)	(399,874)

Retained Funds From Recurring Operations — Operating Partnership	$(12,471)	$(48,134)

(a)	Reflects only recurring tenant allowances; allowances that relate to new and redevelopment projects are excluded.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Core FFO
Operating Partnership FFO	$208,443	$191,834	$910,386	$601,108
Exclusions, at the Company’s share:
Master Planned Communities net operating income	(22,509)	(16,468)	(46,307)	(73,873)
Provision (benefit) for income taxes	14,790	11,396	(254,379)	52,676

Core FFO	$200,724	$186,762	$609,700	$579,911

Weighted average shares assuming full conversion of Operating Partnership units — Diluted	296,064	294,500	296,868	294,528

Core FFO — per share	$0.68	$0.63	$2.05	$1.97

[Updated for November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
TENANT ALLOWANCES, STRAIGHT LINE RENT & SFAS #141 & #142
(dollars in thousands)

(a)	Reflects only recurring tenant allowances; allowances that relate to new and redevelopment projects are excluded.

GENERAL GROWTH PROPERTIES, INC.
TRAILING TWELVE MONTH EBITDA AND COVERAGE RATIOS (a)
(dollars in thousands)

	Twelve Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Pro Rata EBITDA (a)
GAAP Net Income	$299,460	$300,658	$266,453	$59,273
Loss(Income) from Discontinued Operations, net of Minority Interest	823	823	823	823
Income Allocated to Minority Interest	82,489	85,401	80,954	37,761
Interest Expense	1,296,416	1,281,319	1,280,986	1,281,331
Income Taxes	(207,490)	(210,884)	(216,937)	97,666
Amortization of Deferred Finance Costs	18,838	18,314	18,543	17,887
Debt Extinguishment Costs	3,653	4,162	1,903	3,657
Interest Income	(24,732)	(29,483)	(26,136)	(26,762)
Depreciation	863,909	846,788	861,252	848,759

Pro Rata EBITDA	$2,333,366	$2,297,098	$2,267,841	$2,320,395

Net Interest (a)
Amortization of Deferred Finance Costs	(18,838)	(18,314)	(18,543)	(17,887)
Debt Extinguishment Costs	(3,653)	(4,162)	(1,903)	(3,657)
Interest Expense	(1,296,416)	(1,281,319)	(1,280,986)	(1,281,331)
Interest Income	24,732	29,483	26,136	26,762

Net Interest	$(1,294,175)	$(1,274,312)	$(1,275,296)	$(1,276,113)

Interest Coverage Ratio	1.80	1.80	1.78	1.82

Fixed Charges (b)
Net Interest	$(1,294,175)	$(1,274,312)	$(1,275,296)	$(1,276,113)
Preferred Unit Distributions	(14,142)	(15,748)	(17,008)	(17,265)

Fixed Charges	$(1,308,317)	$(1,290,060)	$(1,292,304)	$(1,293,378)

Ratio of Pro Rata EBITDA to Fixed Charges	1.78	1.78	1.75	1.79

Fixed Charges & Common Dividend
Fixed Charges	$(1,308,317)	$(1,290,060)	$(1,292,304)	$(1,293,378)
Common Dividend/Distributions	(532,093)	(519,077)	(505,849)	(492,778)

Fixed Charges + Dividend	$(1,840,410)	$(1,809,137)	$(1,798,153)	$(1,786,156)

Ratio of Pro Rata EBITDA to Fixed Charges + Dividend	1.27	1.27	1.26	1.30

Certain amounts have been reclassified to conform to the current period presentation.

(a)	Includes operations of the Unconsolidated Real Estate Affiliates at the Company’s share.

(b)	Excludes principal amortization payments.

[Updated for November 8, 2007 press release information]

GENERAL GROWTH PROPERTIES, INC.
COMPARABLE NOI GROWTH
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Comparable NOI Growth

Total Retail and Other NOI	$615,647	$546,616	$1,754,645	$1,649,818
NOI from noncomparable properties	(19,862)	(16,682)	(56,496)	(41,457)
Corporate and other (a)	(7,251)	27,252	45,668	77,614

Comparable NOI (b)	$588,534	$557,186	$1,743,817	$1,685,974

Increase in Comparable NOI	5.6%		3.4%

Certain amounts have been reclassified to conform to the current period presentation.

(a)	Represents International and items that are included in the Total Retail and Other NOI line item that are not specifically related to operations. In addition, due to the acquisition of our venture partner’s 50% interest in the GGP/Homart | joint venture in July 2007 and, since GGP owned an interest in and managed the GGP/Homart | properties throughout 2006 and 2007, this amount includes an adjustment to reflect such additional 50% interest for all periods in the comparable NOI presentation.

(b)	Comparable properties are those properties that have been owned and operated for the entire time during the compared accounting periods, and excludes properties at which significant physical or merchandising changes have been made and miscellaneous (non-retail) properties.

GENERAL GROWTH PROPERTIES, INC.
RETAIL RECOVERY SUMMARY*
(dollars in thousands)

	Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

Consolidated Properties

Tenant recoveries*	$228,397	$192,432	$195,688	$194,138	$196,376
Recoverable operating expenses:
Real estate taxes	64,950	52,444	53,524	48,639	54,135
Repairs and maintenance	47,306	42,662	45,866	48,230	42,699
Marketing	12,277	10,824	12,740	14,142	10,863
Other property operating costs	97,761	79,086	82,243	80,246	85,977

Total recoverable operating expenses*	222,294	185,016	194,373	191,257	193,674

Recovery Ratio	102.7%	104.0%	100.7%	101.5%	101.4%

Unconsolidated Properties

Tenant recoveries*	$37,959	$47,259	$47,829	$47,285	$47,041
Recoverable operating expenses:
Real estate taxes	10,280	13,786	14,275	13,628	13,702
Repairs and maintenance	7,491	9,658	10,067	11,170	9,276
Marketing	2,379	2,877	3,373	3,934	2,810
Other property operating costs	14,306	17,815	18,088	18,602	18,786

Total recoverable operating expenses*	34,456	44,136	45,803	47,334	44,574

Recovery Ratio	110.2%	107.1%	104.4%	99.9%	105.5%

*	Excludes office tenant recoveries and office property expenses, as well as other nonrecoverable operating expenses such as ground rent, parking, storage and other non-direct property related expenses.

GENERAL GROWTH PROPERTIES, INC.
MASTER PLANNED COMMUNITIES — NET OPERATING INCOME BY COMMUNITY
(dollars in thousands)

					Unconsolidated	Company
	Consolidated Properties				Property @ share	Portfolio
	Maryland			Total		Total MPC
	Properties (a)	Summerlin	Bridgeland	Consolidated	Woodlands	Segment
Three Months Ended
September 30, 2007
Land Sales	$3,703	$45,771	$4,713	$54,188	$33,536	$87,724
Land Sales Operations (b)	4,492	35,328	3,338	43,159	22,056	65,215

Net Operating Income	$(789)	$10,443	$1,375	$11,029	$11,480	$22,509

September 30, 2006
Land Sales	$14,021	$28,568	$5,179	$47,768	$21,553	$69,321
Land Sales Operations (b)	11,329	21,039	3,992	36,360	16,493	52,853

Net Operating Income	$2,692	$7,529	$1,187	$11,408	$5,060	$16,468

Nine Months Ended

September 30, 2007
Land Sales	$13,639	$84,495	$15,977	$114,111	$69,558	$183,669
Land Sales Operations (b)	15,207	66,293	11,345	92,845	44,517	137,362

Net Operating Income	$(1,568)	$18,202	$4,632	$21,266	$25,041	$46,307

September 30, 2006
Land Sales	$45,830	$161,091	$11,103	$218,023	$60,352	$278,375
Land Sales Operations (b)	36,611	115,229	8,220	160,059	44,443	204,502

Net Operating Income	$9,219	$45,862	$2,883	$57,964	$15,909	$73,873

(a)	Maryland Properties include Columbia and Fairwood.

(b)	Land Sales Operations expense for Summerlin includes quarterly accruals for semi-annual distributions pursuant to the Contingent Stock Agreement (“CSA”).

GENERAL GROWTH PROPERTIES, INC.
MASTER PLANNED COMMUNITIES — VALUATION AND NET CASH FLOW GENERATED
(dollars in thousands)
VALUATION

Investment Land and Land Held for Development and Sale:
Net Book Value — Balance Sheet as of September 30, 2007 (a)	$1,740,089
Estimated Value of Assets as of December 31, 2006 (b)	3,272,531
NET CASH FLOW GENERATED

	Nine Months Ended September 30,
	2007	2006
Net Operating Income	$46,307	$73,873
Cost of Land Sales	40,486	78,826
Woodlands Operations (c)	(25,041)	(15,909)
Woodlands Cash Distribution for 2006 (c)	31,500	—
Other Adjustments to Derive Cash Generated (d)	22,330	68,830

Total Cash Generated	115,582	205,620

Land Development Expenditures, Net of Related Financing	(109,503)	(144,365)

Estimated Net Cash Flow generated by (used in) Master Planned Communities Segment (e)	$6,079	$61,255

(a)	The net book value reflects the recorded carrying amount of the assets in the Company’s financial statements excluding the Company’s share of the Woodlands Operations.

(b)	The estimated value reflects management’s valuation of the gross assets, including the Company’s share of the Woodlands, based upon a number of assumptions including historical sales rates and historical price appreciation. The estimated value is not based on any third party purchase offers and does not reflect any reduction for the final Summerlin distribution to be made in 2009 pursuant to the CSA.

(c)	Since the Woodlands partnership retains all funds until the end of the year, the Woodlands NOI is excluded from the Estimated Net Cash Flow Generated by Master Planned Communities Segment. The partnership cash distribution is based on the final cash earned by the Woodlands and generally occurs at the end of each year. In 2006, $13 million was distributed in the fourth quarter.

(d)	Includes collections of builder notes receivable, deposits on future sales, conversion of accrual basis expenses to a cash basis including semi-annual distributions pursuant to the CSA, builder price participation and other miscellaneous items.

(e)	Estimated net cash flow generated is net of (i.e. excludes) the estimated semi-annual distributions to be paid pursuant to the CSA. It does not, however, include any provision for income taxes on the earnings of the Master Planned Communities Segment which is operated through taxable REIT subsidiaries (“TRSs”). Income taxes are based on the results of the Company as a whole, including taxable income/losses of these and other TRSs.

GENERAL GROWTH PROPERTIES, INC.
MASTER PLANNED COMMUNITIES — LOT SALES, PRICING AND ACREAGE BY COMMUNITY
(dollars in thousands)

		Lot Sales and Pricing (a)			Acreage (b)
		Nine Months Ended			Total	Remaining
		September 30,			Gross	Saleable
		2007	2006		Acres	Acres
Maryland Properties (c)

Residential	- Acres Sold	2.0	25.1			226
	- Average Price/Acre	$1,146	$1,043
Commercial	- Acres Sold	20.0	20.3			347
	- Average Price/Acre	$432	$808
Maryland Properties Acreage					19,100	573

Summerlin (d)
Residential	- Acres Sold	37.6	115.0			5,486
	- Average Price/Acre	$1,236	$1,066
Commercial	- Acres Sold	20.8	22.5			867
	- Average Price/Acre	$1,108	$251	(e)
Summerlin Acreage					22,500	6,353

Bridgeland
Residential	- Acres Sold	58.5	51.00			6,033
	- Average Price/Acre	$247	$217
Commercial	- Acres Sold	—	—			1,261
	- Average Price/Acre	$—	$—
Bridgeland Acreage					11,400	7,294

Woodlands (f)
Residential	- Acres Sold	239.5	229.7			1,505
	- Average Price/Acre	$361	$369
Commercial	- Acres Sold	67.5	43.7			1,180
	- Average Price/Acre	$483	$344
Woodlands Acreage					28,400	2,685

(a)	Average Price per Acre — This is the aggregate contract price paid for all parcels sold in that community of that property type, divided by the relevant acres sold in that period and is based on sales closed. This average price can fluctuate widely, depending on location of the parcels within a community and the unit price and density of what is sold. Note also that the price indicated does not include payments received under builders’ price participation agreements, where we may receive additional proceeds post-sale and record those revenues at that later date, based on the final selling price of the home. In some cases, these payments have been significant with respect to the initial lot price. In addition, there will be other timing differences between lot sales and reported revenue, due to financial statement revenue recognition limitations. The above pricing data also does not reflect the impact of income tax and the CSA, which can have a material impact on valuation. Due to the possibility of wide fluctuations in any given period, drawing broad conclusions based on any given quarter’s data is not recommended.

(a)	Reference is made to other disclosures in our filings on Forms 10-Q and 10-K, as well as page 22 of this supplemental financial information for a discussion of the valuation of this segment of our business.

(b)	Acreage:

Residential - This includes standard, custom, and high density residential land parcels. Standard residential lots are designated for detached and attached single- and multi-family homes, of a broad range, from entry-level to luxury homes. At Summerlin, we have designated certain residential parcels as custom lots as their premium price reflects their larger size and other distinguishing features — such as being within a gated community, having golf course access, or being located at higher elevations. High density residential includes townhomes, apartments, and condominiums.

Commercial - Designated for retail, office, services, and other for-profit activities, as well as those parcels allocated for use by government, schools, and houses of worship, and other not-for-profit entities.

Gross Acres - Encompasses all of the land located within the borders of the Master Planned Community, including parcels already sold, saleable parcels, and non-saleable areas, such as roads, parks, and recreation and conservation areas.

Remaining Saleable Acres - Includes only parcels that are intended for sale. Excludes non-saleable acres as defined above. The mix of intended use, as well as amount of remaining saleable acres is likely to change over time as the Master Plan is refined.

(c)	Maryland Properties include Columbia and Fairwood.

(d)	Summerlin — Does not reflect impact of CSA — please refer to most recent Form 10-K for more information. Average price per acre includes assumption of Special Improvement District financing.

(e)	In 2006 Summerlin Commercial includes the effect of a single sale of a 19.1 acre parcel to a school at a price of $25,013 per acre.

(f)	Woodlands — Shown at 100% for context — GGP Share of The Woodlands is 52.5%.

GENERAL GROWTH PROPERTIES, INC.
CAPITAL INFORMATION
(dollars in thousands except per share data)

	9/30/2007		12/31/2006	12/31/2005	12/31/2004
Capital Information

Closing common stock price per share	$53.62		$52.23	$46.99	$36.16
52 Week High (a)	$67.43		$55.70	$48.27	$36.90
52 Week Low (a)	$42.40		$42.36	$31.38	$24.31
Total Return — Trailing Twelve Months (share appreciation and dividend)	23.3%		14.7%	34.1%	34.8%

Common Shares and Common Units outstanding at end of period	295,649,265	(b)	294,957,220	292,258,544	290,256,345

Portfolio Capitalization Data
Total Portfolio Debt (c)
Fixed	$23,544,587		$21,172,774	$17,293,150	$13,807,734
Variable	3,347,058		2,980,055	6,085,638	9,173,400
Total Preferred Securities	121,415		182,828	205,944	403,161
Stock market value of common stock and Operating Partnership units outstanding at end of period	15,852,714		15,405,616	13,733,229	10,495,669

Total Market Capitalization at end of period	$42,865,774	(d)	$39,741,273	$37,317,961	$33,879,964

Leverage Ratio (%)	62.7%		60.8%	62.6%	67.8%

(a)	52-week pricing information includes intra-day highs and lows.

(b)	Net of 1.8 Million Treasury Shares.

(c)	Excludes special improvement districts liability, minority interest adjustment and purchase accounting mark-to-market adjustments.

(d)	Excludes shares of common stock issued on any exchange of the 3.98% Senior Exchangeable Notes due 2027, as the conditions for such exchange were not satisfied as of period ended September 30, 2007.

GENERAL GROWTH PROPERTIES, INC.
CHANGES IN TOTAL COMMON & EQUIVALENT SHARES

	Operating	Company		Total Common
	Partnership	Common	Treasury	& Equivalent
	Units	Shares	Stock	Shares
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2006	52,890,591	242,357,416	(290,787)	294,957,220

Direct Stock Purchase and Dividend Reinvestment Plan	—	38,178	—	38,178

Employee Stock Purchase Plan	—	100,612	—	100,612

Conversion of Preferred Units to OP Units	47,356	—	—	47,356

Conversion of Preferred Units to OP Units and redemption to Common Shares	—	29,069	—	29,069

Redemption of OP Units into Common Shares	(1,086,961)	1,086,961	—	—

Issuance of Stock for Stock Option Exercises and Restricted Stock Grants, including Stock Option exercises satisfied from Treasury	—	1,441,311	143,818	1,585,129

Issuance of Stock, including from Treasury, pursuant to the Contingent Stock Agreement	—	551,632	146,969	698,601

Purchase of Common Shares to be held in Treasury Stock	—	—	(1,806,900)	(1,806,900)

Common Shares and OP Units Outstanding at September 30, 2007	51,850,986	245,605,179	(1,806,900)	295,649,265

Net Number of Common Shares Issuable Assuming Exercise of Dilutive Stock Options at September 30, 2007				514,575

Diluted Common Shares and OP Units Outstanding at September 30, 2007				296,163,840

Weighted Average Common Shares and OP Units Outstanding for the nine months ended September 30, 2007 (Basic)				296,261,847

Weighted Average Net Number of Common Shares Issuable Assuming Exercise of Dilutive Stock Options				605,801

Fully Diluted Weighted Average Common Shares and OP Units Outstanding for the nine months ended September 30, 2007 *				296,867,648

*	Excludes shares of common stock issued on any exchange of the 3.98% Senior Exchangeable Notes due 2027, as the conditions for such exchange were not satisfied as of period ended September 30,2007.

GENERAL GROWTH PROPERTIES, INC.
COMMON DIVIDEND HISTORY

(a)	1993 annualized

(a)	Based on FFO definitions that existed during the specified reporting period.

GENERAL GROWTH PROPERTIES, INC.
DEBT MATURITY AND CURRENT AVERAGE INTEREST RATE SUMMARY
AS OF SEPTEMBER 30, 2007
(dollars in thousands)

	Consolidated				Unconsolidated			Company
	Properties				Properties (a)			Portfolio
			Current			Current			Current
			Average			Average			Average
	Maturing		Interest		Maturing	Interest		Maturing	Interest
Year	Amount (b)		Rate (c)		Amount (b)	Rate (c)		Amount (b)	Rate (c)
2007	$868,765		5.41%		$94,935	7.39%		$963,700	5.60%
2008	2,607,631		5.78%		208,523	7.00%		2,816,154	5.87%
2009	3,294,770		5.53%		245,295	6.96%		3,540,065	5.63%
2010	3,930,442		5.18%		627,587	5.20%		4,558,029	5.18%
2011	6,933,738		6.45%		1,054,935	5.89%		7,988,673	6.38%
2012	3,144,051		5.01%		707,682	5.53%		3,851,733	5.11%
2013	2,121,002		6.00%		48,697	5.27%		2,169,699	5.98%
2014	256,784		5.11%		3,706	11.81%		260,490	5.21%
2015	196,547		5.21%		621	11.36%		197,168	5.23%
2016	229,863		6.61%		—	0.00%		229,863	6.61%
Subsequent	278,745		7.15%		37,326	6.93%		316,071	7.12%

Totals	$23,862,338	(d)	5.76%		$3,029,307	5.88%		$26,891,645	5.77%

Fixed Rate (e)	20,813,400		5.50%		2,731,187	5.66%		23,544,587	5.52%
Variable Rate (e)	3,048,938		7.53%		298,120	7.96%		3,347,058	7.57%

Totals	$23,862,338	(d)	5.76	%(f)	$3,029,307	5.88	%(f)	$26,891,645	5.77	%(f)

	Average Years to Maturity

Fixed Rate Debt	4.56 years				4.79 years			4.59 years

Variable Rate Debt	6.23 years				3.55 years			5.99 years

All GGP Debt	4.77 years				4.67 years			4.76 years

(a)	Reflects the Company’s share of debt relating to the properties owned by the Unconsolidated Real Estate Affiliates.

(b)	Excludes principal amortization.

(c)	Reflects the current variable contract rate as of September 30, 2007 for all variable rate loans.

(d)	Reconciliation to GGP Consolidated GAAP debt.

Consolidated
Consolidated debt, from above	$23,862,338
Other liabilities — Special Improvement Districts	72,487
Minority interest ownership adjustment	65,729
Purchase accounting mark-to-market adjustments	73,258

GGP Consolidated GAAP debt	$24,073,812

(e)	Includes the effects of interest rate swaps.

(f)	Rates include the effects of deferred finance costs and the effect of a 360 day rate applied over a 365 day period.

GENERAL GROWTH PROPERTIES, INC.
SUMMARY OF OUTSTANDING DEBT
(dollars in thousands)

(a)	Rates include the effects of deferred finance costs, interest rate swaps and the effect of a 360 day rate applied over a 365 day period.

GENERAL GROWTH PROPERTIES, INC.
THIRD QUARTER 2007 FINANCING ACTIVITY
(dollars in thousands)

	Fixed Rate	Floating Rate	Total Debt
June 30, 2007 (a)	$22,270,364	$2,583,790	$24,854,154

New Funding:
Property Related (including Homart Acquisition)	1,040,092	11,250	1,051,342
Non-Property Related	—	750,000	750,000

Refinancings:
Property Related	312,960	(13,756)	299,204

Revolver Borrowings	—	16,100	16,100
Other Property Related	(78,829)	(326)	(79,155)

Net Change	1,274,223	763,268	2,037,491

September 30, 2007 (a)	$23,544,587	$3,347,058	$26,891,645

(a)	Includes Company’s share of debt of Unconsolidated Real Estate Affiliates. Excludes special improvement district liability, minority interest adjustment and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF SEPTEMBER 30, 2007
(dollars in thousands)
FIXED RATE

			Total Debt
Loan	Maturity Date	Rate (a)	Balance
CMBS
13 Affiliates	11/15/07	5.55%	$868,765

Secured Asset Loans
Columbia Mall	01/01/08	7.38%*	152,585
Fashion Show	01/01/08	3.88%	360,851
Provo Mall	02/01/08	4.52%*	34,773
Spokane Valley Mall	02/01/08	4.57%	28,755
Oakwood Center	02/11/08	6.60%	95,000
Two Owings Mills	04/01/08	7.03%*	12,853
Phoenix Theatre	04/01/08	8.39%*	840
Columbiana	05/12/08	4.27%	66,454
Animas Valley	07/11/08	3.70%	24,945
Grand Teton	07/11/08	3.69%	26,727
Mayfair	07/11/08	3.17%	182,448
Salem Center	07/11/08	3.69%	25,836
Pioneer Place	08/01/08	6.76%*	167,187
Foothills	09/01/08	6.63%*	42,639
Northtown Mall	09/01/08	6.77%	74,575
Chula Vista	10/01/08	4.24%	60,497
Pierre Bossier	10/01/08	6.54%*	36,539
Spring Hill	10/01/08	6.61%*	80,160
Tucson Mall	10/13/08	4.35%	121,214
Bayside	11/03/08	6.00%	54,640
Oakwood	11/03/08	6.72%*	52,485
Southwest Plaza	11/03/08	6.54%*	74,955
Birchwood	11/11/08	6.72%*	39,364
Mall of the Bluffs	11/11/08	6.72%*	39,364
Chico Mall	02/11/09	4.88%	58,567
Jordan Creek	03/01/09	4.66%	191,235
Deerbrook	03/02/09	3.59%	77,387
Southland	03/02/09	3.70%	84,124
Prince Kuhio	04/01/09	3.56%	39,178
JP Comm Sr. Austin Bluffs	04/09/09	4.67%	2,400
JP Comm Sr. Division Crossing	04/09/09	4.51%	5,532
JP Comm Sr. Fort Union	04/09/09	4.59%	2,888
JP Comm Sr. Halsey Crossing	04/09/09	4.61%	2,707
JP Comm Sr. Orem Plaza Center St	04/09/09	4.60%	2,581
JP Comm Sr. Orem Plaza State St	04/09/09	4.72%	1,597
JP Comm Sr. Riverpointe Plaza	04/09/09	4.55%	3,998
JP Comm Sr. Riverside Plaza	04/09/09	4.52%	5,721
JP Comm Sr. Woodlands Village	04/09/09	4.50%	7,309
Town East	04/13/09	3.56%	109,153
Grand Canal Shoppes	05/01/09	4.86%	405,521
Coastland	06/01/09	6.73%*	99,538
The Crossroads (MI)	06/01/09	7.53%	40,912
Woodbridge Corporation	06/01/09	4.35%	214,541
Steeplegate	07/31/09	5.08%	80,125
Village of Cross Keys	07/31/09	7.04%*	11,270
Apache	08/03/09	7.05%*	50,929
Cumberland	08/10/09	7.15%	160,671
The Parks at Arlington	09/01/09	7.05%*	140,718
Baybrook	10/01/09	6.66%*	151,522
Oakview	10/01/09	7.20%*	117,302
Coral Ridge	11/02/09	6.15%*	101,181
Governor’s Square	12/01/09	7.66%*	60,166
Lakeside Mall	12/01/09	4.37%	185,995
Mall St Matthews	01/01/10	4.90%	148,701
North Star	01/01/10	4.53%	239,722
Ward Centre & Ward Entertainment	01/01/10	4.44%	60,118
Park Place	01/11/10	5.24%	181,348
Visalia	01/11/10	3.88%	43,802

(a)	Rates include the effects of deferred finance costs, interest rate swaps and, except where noted (*), the effect of a 360 day rate applied over a 365 day period.

(b)	The “13 Affiliates” CMBS pool is comprised of Colony Square Mall, Columbia Mall, Fallbrook Center, Fox River Plaza, Fox River Mall, Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall and Westroads Mall.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF SEPTEMBER 30, 2007
(dollars in thousands)
FIXED RATE

			Total Debt
Loan	Maturity Date	Rate (a)	Balance
Secured Asset Loans Cont.
Lansing I	01/15/10	9.35%*	$25,779
Pecanland	03/01/10	4.39%	60,578
Southland	03/05/10	5.16%	111,770
Providence Place	03/11/10	5.22%	366,588
Ridgedale	04/01/10	4.96%	183,154
West Valley	04/01/10	3.52%	59,562
Pioneer Place	04/27/10	10.01%*	933
Peachtree	06/01/10	5.19%	91,957
Coronado	06/07/10	5.18%	173,262
La Cantera	06/07/10	5.31%	131,409
Maine	06/11/10	4.92%	222,276
Burlington	07/01/10	5.50%	31,500
Glenbrook	07/01/10	5.01%	182,037
Regency Square	07/01/10	3.68%	97,417
St. Louis Galleria	07/05/10	4.94%	243,915
Lynnhaven	07/06/10	5.18%	243,248
Boise Towne Plaza	07/09/10	4.88%	11,274
JP Comm Jr. Gateway Crossing	07/09/10	4.80%	15,725
JP Comm Jr. Univ. Crossing	07/09/10	4.81%	11,740
Crossroads Center (MN)	07/30/10	4.87%	86,821
70 Columbia Corporate Center	10/01/10	10.15%*	19,906
Newgate	10/01/10	4.96%	42,260
Park City	10/01/10	5.29%	153,608
Staten Island	10/01/10	6.11%*	283,652
Fashion Place	10/05/10	5.41%	148,061
110 North Wacker	10/11/10	5.14%	46,680
Chapel Hills	10/11/10	5.15%	118,667
Gallery at Harborplace	12/01/10	8.00%	66,037
Rogue Valley	12/31/10	7.96%	26,937
Newpark	02/01/11	7.58%	69,852
Westlake Center	02/01/11	8.00%	66,561
Boise Towne Square	02/10/11	6.74%	72,709
10000 West Charleston	03/01/11	7.88%*	22,326
North Point	03/01/11	5.58%	220,694
Capital	04/01/11	7.52%	20,786
Eden Prairie	04/01/11	4.79%	82,287
Gateway	04/01/11	7.48%	40,736
Greenwood	04/01/11	7.47%	45,735
Mall of Louisiana	04/01/11	5.92%	238,000
Beachwood Place	04/07/11	5.73%	245,580
Vista Ridge	04/11/11	6.89%*	82,702
The Woodlands	06/13/11	6.02%	240,000
Northridge Fashion	07/01/11	7.24%*	129,660
RiverTown	07/01/11	7.57%*	120,969
Willowbrook Mall	07/01/11	6.92%	162,700
Collin Creek Mall	07/11/11	6.87%	68,749
Ala Moana	09/01/11	5.67%	1,500,000
Bayshore	09/01/11	7.22%*	31,847
Eastridge (CA)	09/01/11	5.89%	170,000
Stonestown	09/01/11	5.89%	273,000
Tysons Galleria	09/12/11	5.84%	255,000
Victoria Ward	10/06/11	5.69%	157,000
Augusta Mall	11/11/11	5.50%*	175,000
One Owings Mills	12/01/11	8.50%*	5,174
Eastridge (WY )	12/05/11	5.20%	40,234
Pine Ridge	12/05/11	5.22%	27,127
Red Cliffs	12/05/11	5.25%	25,782
Three Rivers	12/05/11	5.23%	22,085
Hulen Mall	12/07/11	5.14%	116,142
Three Owings Mills	04/06/12	5.58%	58,400
Four Owings Mills	04/06/12	5.61%	25,600

(a)	Rates include the effects of deferred finance costs, interest rate swaps and, except where noted (*), the effect of a 360 day rate applied over a 365 day period.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF SEPTEMBER 30, 2007
(dollars in thousands)
FIXED RATE

Loan	Maturity Date	Rate (a)	Total Debt Balance
Secured Asset Loans Cont.
Streets at Southpoint	04/06/12	5.45%	$246,648
Oviedo	05/07/12	5.24%	53,187
Sikes Senter	06/01/12	5.32%	62,967
Buckland Hills	07/02/12	5.01%	169,457
Oglethorpe	07/02/12	4.99%	145,221
Valley Plaza	07/11/12	3.98%	98,775
White Marsh	09/01/12	5.64%*	187,000
Corporate Pointe	09/11/12	6.83%*	9,264
Grand Traverse	10/01/12	5.11%	87,532
Harborplace	10/05/12	5.89%	50,000
Faneuil Hall	04/01/13	5.66%	96,257
Pembroke Note	04/11/13	5.06%*	134,179
Oxmoor	06/03/13	6.95%	58,170
Senate Plaza	07/01/13	5.79%	12,282
The Boulevard	07/01/13	4.36%	111,356
1160/80 Town Center	07/15/13	6.99%*	9,568
The Meadows	08/01/13	5.57%	105,636
West Oaks	08/01/13	5.36%	71,808
Moreno Valley	09/11/13	6.08%	88,000
Lakeland	10/01/13	5.24%	56,534
Bay City	12/02/13	5.44%	24,800
Four Seasons	12/11/13	5.68%	104,403
Valley Hills	03/05/14	4.82%	58,594
Washington Park	04/01/14	5.56%	12,429
Brass Mill	04/11/14	4.63%	129,206
Bayside Bond	07/01/14	6.00%	7,555
Mall St Vincent	07/07/14	6.45%	49,000
Paramus Park	10/01/15	4.97%	106,893
Eagle Ridge	10/12/15	5.53%	48,732
Knollwood	10/12/15	5.47%	40,922
Bellis Fair	02/15/16	7.34%*	64,362
Lakeview Square	03/01/16	5.93%	42,232
Country Hills	06/01/16	6.21%	13,802
Providence Place	07/01/16	7.76%*	28,914
Northgate	09/01/16	6.00%	45,955
Piedmont	09/05/16	6.10%	34,598
Baltimore Center Garage	06/01/18	6.05%*	18,077
10450 West Charleston	01/01/19	6.84%*	5,063
Providence Place	07/01/28	7.76%*	19,114
Houston Land Notes	2017-2033	6.50%*	25,603
Provo Land Loan	08/01/95	10.10%*	2,250

Corporate Debt
Mall St Matthews	05/01/08	9.03%*	138
Houston Land	05/05/08	4.82%	6,807
Princeton Land	07/29/08	3.04%	3,570
Princeton Land East	07/29/08	3.00%*	3,430
JP Realty Public Notes Series D	03/11/08	7.29%*	25,000
TRCLP Property Note	11/30/08	7.01%*	58,000
TRCLP Public Indenture	03/16/09	3.63%*	400,000
TRCLP Public Indenture	04/30/09	8.00%*	200,000
TRCLP Public Indenture	09/17/12	7.20%*	400,000
TRCLP Senior Notes	05/01/13	6.91%*	798,010
TRCLP Public Indenture	11/26/13	5.38%*	450,000
Exchangeable Senior Notes	04/15/12	4.27%*	1,550,000

Swaps (b)
Credit Agreement Swaps	11/15/07	5.18%	200,000
Credit Agreement Swaps	02/08/08	4.82%	100,000

Total Consolidated Fixed Rate Debt			$20,813,400

(a)	Rates include the effects of deferred finance costs, interest rate swaps and, except where noted (*), the effect of a 360 day rate applied over a 365 day period.

(b)	Variable rate debt converted to fixed rate debt through use of interest rate swaps.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF SEPTEMBER 30, 2007
(dollars in thousands)
VARIABLE RATE

Loan	Maturity Date	Rate (a)(b)	Total Debt Balance
Secured Asset Loans
Senior Bridge Loan	07/06/08	7.18%	$750,000
Columbia Mall Mezzanine	06/01/09	7.45%	185,000
Westlake Land	11/02/21	11.41%	2,438

Unsecured Asset Loans
Credit Agreement Term Loan	02/24/11	7.74%	1,687,500
Credit Agreement Revolver	02/24/11	7.06%	217,800
Trust Preferred Shares	04/30/36	7.19%	206,200

Total Consolidated Variable Rate Debt			$3,048,938

Total Consolidated Debt & Swaps		5.76%	$23,862,338

(a)	Rates include the effects of deferred finance costs, interest rate swaps and, except where noted (*), the effect of a 360 day rate applied over a 365 day period.

(b)	Reflects the variable contract rate as of September 30, 2007.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE AT SHARE
UNCONSOLIDATED PROPERTIES
AS OF SEPTEMBER 30, 2007
(dollars in thousands)
FIXED RATE

				Company
Loan	Maturity Date	Rate (a)	Total Debt	ProRata Share
CMBS
13 Affiliates	11/15/07	5.39%	$138,635	$70,704

Secured Asset Loans
Quail Springs	06/02/08	6.98%	39,665	19,832
Neshaminy	07/01/08	6.76%*	60,000	30,000
Woodlands Community	07/25/08	4.81%	1,929	1,013
Altamonte	09/01/08	6.55%*	108,594	54,297
Towson Town Center	11/10/08	6.84%	130,716	45,750
Woodlands Community	02/23/09	3.80%	867	455
Perimeter Shopping Center	05/01/09	6.77%*	119,552	59,776
Mizner Park	07/01/09	5.09%	59,006	29,503
Carolina Place	01/11/10	4.70%	161,861	81,740
Alderwood	07/06/10	5.03%	293,438	148,186
Christiana Mall	08/02/10	4.61%*	115,773	57,887
Water Tower Place	09/01/10	5.04%	176,549	91,179
Woodlands Community	09/01/10	7.22%	14,400	7,560
Whalers	11/08/10	5.63%	107,315	65,852
Kenwood Towne Centre	12/01/10	5.58%	242,349	170,524
Willowbrook	04/01/11	7.00%*	93,654	46,827
Silver City Galleria	06/10/11	4.94%	133,302	66,651
Austin Mall (Highland)	07/08/11	6.92%	66,018	33,009
Village of Merrick Park	08/08/11	5.94%	192,512	77,005
Northbrook Court	09/01/11	7.17%*	91,014	45,962
Montclair	09/12/11	5.88%	265,000	133,825
Arrowhead	10/03/11	6.92%*	78,791	26,261
First Colony	10/03/11	5.67%*	192,807	96,404
Riverchase	10/03/11	5.78%	305,000	152,500
Natick Mall	10/07/11	5.74%	350,000	175,000
Galleria at Tyler	10/11/11	5.46%*	250,000	125,000
Pinnacle Hills	12/08/11	5.84%	140,000	70,000
Park Meadows	07/05/12	6.00%*	360,000	126,000
Clackamas	09/10/12	6.33%	200,000	100,000
Florence	09/10/12	5.04%	99,032	69,905
Glendale Galleria	10/01/12	5.01%*	388,848	194,424
Oakbrook	10/01/12	5.12%*	221,485	105,115
Stonebriar	12/11/12	5.33%	171,976	85,988
Bridgewater Commons	01/01/13	5.27%*	139,134	48,697
CenterPointe Village	01/02/17	6.38%*	13,922	6,961
Trails Village Center	07/10/23	8.24%*	16,682	8,341
Lake Meade Blvd & Buffalo	07/15/23	7.30%*	6,108	3,054

Total Unconsolidated Fixed Rate Debt				$2,731,187

(a)	Rates include the effects of deferred finance costs, interest rate swaps and, except where noted (*), the effect of a 360 day rate applied over a 365 day period.

(b)	The “13 Affiliates” CMBS pool is comprised of Colony Square Mall, Columbia Mall, Fallbrook Center, Fox River Plaza, Fox River Mall, Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall and Westroads Mall.

GENERAL GROWTH PROPERTIES, INC.
SUMMARY OF OUTSTANDING DEBT BY MATURITY DATE AT SHARE
UNCONSOLIDATED PROPERTIES
AS OF SEPTEMBER 30, 2007
(dollars in thousands)
VARIABLE RATE

				Company
Loan	Maturity Date	Rate (a)(c)	Total Debt	ProRata Share
Secured Asset Loans
Woodlands Community	10/08/07	8.36%	$101	$53
Woodlands Community	11/01/07	8.25%*	2,237	1,174
Woodlands Community	01/01/08	8.48%*	6,880	3,612
Woodlands Community	02/28/08	8.22%	59,360	31,164
Woodlands Community	07/01/08	7.75%*	666	350
Superstition Springs	09/09/08	6.98%	67,500	22,505
Woodlands Community	07/01/09	6.67%*	4,768	2,503
Woodlands Credit Agreement	08/29/09	7.41%	291,539	153,057
Woodlands Community	05/01/10	6.47%*	8,874	4,659
Woodlands Mariott Hotel	03/11/12	7.61%	50,000	26,250
Brazil — Aliansce	2007-2015	12.14%	69,026	33,823
Turkey — AAREAL	05/01/17	6.49%	38,715	18,970

Total Unconsolidated Variable Rate Debt				$298,120

Total Unconsolidated Debt		5.88%		$3,029,307

Total Debt & Swaps		5.77%		$26,891,645

(a)	Rates include the effects of deferred finance costs, interest rate swaps and, except where noted (*), the effect of a 360 day rate applied over a 365 day period.

(b)	Variable rate debt converted to fixed rate debt through use of interest rate swaps.

(c)	Reflects the variable contract rate as of September 30, 2007.

Supplemental Operational Data

GENERAL GROWTH PROPERTIES, INC.
OPERATING STATISTICS, CERTAIN FINANCIAL INFORMATION & TOP TENANTS (a)
AS OF SEPTEMBER 30, 2007

	Consolidated	Unconsolidated	Company
	Retail	Retail	Retail
	Properties	Properties	Portfolio (c)
OPERATING STATISTICS (b)
Occupancy	92.9%	94.5%	93.2%
Trailing 12 month total tenant sales per sq. ft. (d)	$444	$518	$461
% change in total sales (d)	3.5%	7.6%	4.5%
% change in comparable sales (d)	1.4%	2.7%	1.7%
Mall and freestanding GLA (in sq. ft.)	48,746,445	13,937,195	62,683,640

CERTAIN FINANCIAL INFORMATION
Average annualized in place sum of rent and recoverable common area costs per sq. ft. (e)	$44.06	$52.39
Average sum of rent and recoverable common area costs per sq. ft. for new/renewal leases (e)	$39.43	$50.41
Average sum of rent and recoverable common area cost per sq. ft. for leases expiring in 2007 (e)	$31.38	$37.95
Three month percentage change in comparable real estate property net operating income (versus prior year comparable period) (f)	4.9%	10.1%

Percent of Minimum
Rents, Tenant
Recoveries and
TOP TEN LARGEST TENANTS (COMPANY RETAIL PORTFOLIO)	Other

Tenant (including subsidiaries)
Limited Brands, Inc.	4.0%
Gap, Inc.	2.9
Foot Locker, Inc.	2.2
Abercrombie & Fitch Co.	2.0
Federated Department Stores, Inc.	1.3
American Eagle Outfitters, Inc.	1.2
Zale Corporation	1.1
JCPenney Company, Inc.	1.1
The Children’s Place Retail Stores, Inc.	1.1
Luxottica Group S.P.A.	1.0

(a)	Excludes all International operations which combined represent less than 1% of segment basis real estate property net operating income.

(b)	Data is for 100% of the mall and freestanding GLA in each portfolio, including those properties that are owned in part by Unconsolidated Real Estate Affiliates. Data excludes properties at which significant physical or merchandising changes have been made and miscellaneous (non-retail) properties.

(c)	Data presented in the column “Company Retail Portfolio” are weighted average amounts.

(d)	Due to tenant sales reporting timelines, data presented is one month behind reporting date.

(e)	Represents the sum of rent and recoverable common area costs.

(f)	Comparable properties are those properties that have been owned and operated for the entire time during the comparable accounting periods, and excludes properties at which significant physical or merchandising changes have been made and miscellaneous (non-retail) properties.

GENERAL GROWTH PROPERTIES, INC.
RETAIL PORTFOLIO GLA, OCCUPANCY, SALES & RENT DATA (a)
GLA as of September 30, 2007

			Total Mall/	Avg. Mall/
	Total Anchor GLA	Avg. Anchor GLA	Freestanding GLA	Freestanding GLA	Total GLA
Consolidated	78,582,806	513,613	51,327,345	335,473	129,910,151
Unconsolidated	23,113,497	660,386	14,697,923	419,941	37,811,420

Company	101,696,303	540,938	66,025,268	351,198	167,721,571
% of Total	60.6%		39.4%		100%
Occupancy History

	Consolidated	Unconsolidated	Company
9/30/2007	92.9%	94.5%	93.2%
9/30/2006	92.1%	93.0%	92.4%
12/31/2006	93.4%	94.2%	93.6%
12/31/2005	92.1%	93.5%	92.5%
12/31/2004	92.1%	91.9%	92.1%
12/31/2003 (d)	91.2%	91.4%	91.3%
Trailing 12 Month Total Sales per Square Foot

	Consolidated	Unconsolidated	Company
9/30/2007	$444	$518	$461
9/30/2006	441	469	450
12/31/2006	443	473	453
12/31/2005	428	455	437
12/31/2004	402	427	410
12/31/2003 (d)	337	376	351
Average in Place Sum of Rent and Recoverable Common Area Costs (at 100%) (c)

	Consolidated	Unconsolidated
9/30/2007	$44.06	$52.39
Sum of Rent and Recoverable Common Area Cost Rates (at 100%) (c)

	Year to Date	Full Year	Rent
	New/Renewals	Expirations	Spread
Consolidated
9/30/2007	$39.43	$31.38	$8.05

Unconsolidated
9/30/2007	$50.41	$37.95	$12.46
Occupancy Cost as a % of Sales

	Consolidated	Unconsolidated	Company
9/30/2007 (b)	12.5%	12.5%	12.5%
9/30/2006	12.6%	12.3%	12.5%
12/31/2006	12.6%	12.4%	12.5%
12/31/2005	12.1%	11.7%	12.0%
12/31/2004	12.5%	13.0%	12.7%
12/31/2003 (d)	11.4%	12.4%	11.8%

(a)	Excludes all International operations which combined represent less than 1% of segment basis real estate property net operating income. Also excludes community centers.

(b)	Due to tenant sales reporting timelines, data presented is one month behind reporting date.

(c)	Due to combining rent and recoverable common area costs, historical information is not comparable.

(d)	Data excludes the TRCLP portfolio, acquired November 12, 2004.

GENERAL GROWTH PROPERTIES, INC.
RETAIL AND OTHER NET OPERATING INCOME BY GEOGRAPHIC AREA AT SHARE
(dollars in thousands)

	Nine Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	% of Total	2006	% of Total
West
Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, Nevada, New Mexico, Oregon, Utah, Washington, Wyoming	$612,929	34.9%	$600,020	36.4%

North Central
Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, South Dakota, Wisconsin	194,038	11.1%	203,422	12.3%

South Central
Arkansas, Louisiana, Oklahoma, Texas	225,854	12.9%	186,707	11.3%

Northeast
Connecticut, Delaware, Indiana, Kentucky, Maine, Maryland, Massachusetts, Michigan, New Hampshire, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Vermont, Virginia, West Virginia	468,012	26.7%	447,884	27.1%

Southeast
Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee	230,104	13.1%	194,357	11.8%

Corporate and Other (a)	23,708	1.3%	17,428	1.1%

TOTAL	$1,754,645	100.0%	$1,649,818	100.0%

(a)	Represents International and items that are included in the Total Retail and Other NOI line item that are not specifically related to property operations.

GENERAL GROWTH PROPERTIES, INC.
LEASE EXPIRATION SCHEDULE AND LEASE TERMINATION INCOME AT SHARE
AS OF SEPTEMBER 30, 2007
(in thousands)
Lease Expiration Schedule (a) (b)

	Consolidated			Unconsolidated at Share (c)
				Sum of Rent
	Sum of Rent and		Sum of Rent and	and		Sum of Rent and
	Recoverable		Recoverable	Recoverable		Recoverable
	Common Area	Square	Common Area	Common Area	Square	Common Area
	Costs	Footage	Costs/Sq. Ft.	Costs	Footage	Costs/Sq. Ft.
2007	$58,854	1,612	$36.51	$12,202	262	$46.57
2008	192,562	5,785	33.29	27,426	608	45.11
2009	186,584	3,997	46.68	21,725	378	57.47
2010	213,505	4,581	46.61	24,797	443	55.98
2011	170,981	3,428	49.88	30,901	525	58.86
2012	206,096	3,792	54.35	29,279	478	61.25
2013	155,948	2,703	57.69	26,223	410	63.96
2014	167,025	2,958	56.47	25,600	372	68.82
2015	187,178	3,187	58.73	39,568	590	67.06
2016	200,905	3,153	63.72	48,888	695	70.34
Subsequent	284,151	4,818	58.98	88,140	1,296	68.01

Total at Share	$2,023,789	40,014	$50.58	$374,749	6,057	$61.87

All Expirations	$2,023,789	40,014	$50.58	$768,303	12,296	$62.48

Retail Lease Termination Income at Share

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Consolidated	$8,282	$1,840	$13,635	$20,595
Unconsolidated	2,622	1,149	4,522	6,834

Total Termination Income at Share	$10,904	$2,989	$18,157	$27,429

(a)	Excludes leases on anchors of 30,000 square feet or more and tenants paying percentage rent in lieu of base minimum rent.

(b)	Includes retail properties except for community centers and International operations.

(c)	Expirations at share reflect the Company’s direct or indirect ownership interest in a joint venture.

Expansions, Re-developments & New Developments

GENERAL GROWTH PROPERTIES, INC.
ESTIMATED DEVELOPMENT COST SUMMARY
($millions at share)

Development Summary
Expansion & re-development projects	$1,121.4
Ground-up projects	2,257.7

Total expansion, re-development & ground up projects	3,379.1

Less developments in progress per balance sheet at September 30, 2007:
Consolidated	$1,031.9
Unconsolidated	339.0

Total developments in progress	1,370.9

Future development spending (a)	$2,008.2

(a)	Estimated future development spending is currently expected to occur between Q4 2007 and Q1 2012.

GENERAL GROWTH PROPERTIES, INC.
EXPANSIONS & RE-DEVELOPMENTS
Expansion & Re-development Projects Under Construction

			Forecasted Cost
			($millions at	Projected
Property	Description	Ownership %	share)	Opening

Ala Moana	Nordstrom at Kapiolani and parking deck	100%	$175.1	Q1 2008
Honolulu, HI

Augusta Mall	Lifestyle addition and mall renovation	100%	82.6	Q4 2007
Augusta, GA

Clackamas Town Center	Two lifestyle villages including interior renovation, parking structure and theater	50%	58.5	Q4 2007
Portland, OR

Galleria at Tyler	Addition of retail, restaurants, theater and parking structure	50%	35.1	Q4 2007
Riverside, CA

Mall of Louisiana	Lifestyle addition and power center	100%	96.3	Q1 2008
Baton Rouge, LA

The Parks at Arlington	Re-development of the former Mervyn's space	100%	28.1	Q2 2008
Arlington, TX

Ward Village Shops	Addition of Whole Foods and other retail space as well as a parking structure	100%	131.8	Q4 2008
Honolulu, HI

Water Tower Place	American Girl and mall shop re-development	52%	35.3	Q4 2008
Chicago, IL

Estimated additional costs to be incurred in the future on recently opened expansion & re-development projects			120.5

Various other planned expansion & re-development projects including amounts related to the projects listed below			358.1

Total expansion & re-development projects			$1,121.4
Other Planned Expansion & Re-development Projects

Property	Description	Ownership %

Ala Moana	Residential condominiums at Kapiolani	100%
Honolulu, HI

Chico Mall	Big Box expansion	100%
Chico, CA

Christiana Mall	Nordstrom and lifestyle center expansion	50%
Newark, DE

Cottonwood Holladay, UT	Replace enclosed mall with a mixed-use development including restaurant, retail, office and residential units	100%

Fashion Place	Nordstrom, mall shop and streetscape GLA expansion, and interior mall renovation	100%
Murray, UT

Maine Mall	Theater, anchor, restaurant pads and mall shop expansion	100%
South Portland, ME

Mondawmin Mall	Addition of Big Box retail, restaurants and mall shop redevelopment	100%
Baltimore, MD

Montclair Plaza	Nordstrom and Interior mall renovation	50%
Montclair, CA

Paramus Park	Lifestyle expansion	100%
Paramus, NJ

Redlands	Strip Center Retail	100%
Redlands, CA

Saint Louis Galleria	Nordstom	100%
Saint Louis, MO

Staten Island Mall	Mall expansion	100%
Staten Island, NY

Tucson	Lifestyle expansion	100%
Tucson, AZ

GENERAL GROWTH PROPERTIES, INC.
NEW DEVELOPMENTS
Ground-up Projects Under Construction

		Forecasted Cost
Property	Description	($millions at share)	Projected Opening

Bangu Rio de Janeiro, Brazil	530 thousand sf regional shopping center with anchors, mall shop and restaurants	$13.0	Q4 2007

Boulevard Belo Horizonte, Brazil	317 thousand sf regional shopping center with anchors, mall shop, multiplex cinema and restaurants	17.1	Q4 2008

Caxias Rio de Janeiro, Brazil	275 thousand sf regional shopping center with anchors, mall shop, multiplex cinema and restaurants	24.4	Q4 2008

Echelon Las Vegas, NV	300 thousand sf retail promenade as part of an 87-acre resort master plan development on the Las Vegas Strip	255.0	Q3 2010

Elk Grove Promenade Elk Grove, CA	1.1 million sf open air lifestyle center with retail, entertainment and big box components	239.2	Q2 2009

Espark Eskisehir, Turkey	430 thousand sf vertical four-story shopping center with more than 150 shops and restaurants, a multiplex cinema and anchors	54.9	Q4 2007

Gateway Overlook Columbia, MD	New shopping center which includes big boxes, restaurant pads and a strip retail center	59.7	Q4 2007

Natick Natick, MA	Addition of 59 thousand sf streetscape and parking deck	54.7	Q1 2009

	Nouvelle at Natick — luxury condominiums	171.6	Q3 2008

Parke West Peoria, AZ	350 thousand sf open air shopping center with a theater and restaurants	104.5	Q4 2007

Pinnacle Hills Power Center Rogers, AR	Power Center including Bed, Bath & Beyond and other big box tenants	15.0	Q4 2007

RiverCrossing Macon, GA	750 thousand sf center which includes anchors, mall shop, restaurants and power center	53.0	Q1 2008

Santana Parque Santana (Sao Paulo), Brazil	260 thousand sf regional shopping center with anchors, mall shop and restaurants	12.4	Q4 2007

The Shops at Fallen Timbers Maumee (Toledo), OH	870 thousand sf open air lifestyle center featuring Dillard’s, JCPenney, restaurants, a cinema and a hotel	146.4	Q4 2007

The Shops at La Cantera San Antonio, TX	Phase II of The Shops at La Cantera including a Barnes and Noble, restaurants, mall shop and office space	90.5	Q4 2008

The Shoppes at Palazzo (*) Las Vegas, NV	Expansion of Venetian (initial estimated payment)	369.0	Q1 2008

Vista Commons Las Vegas, NV	99 thousand sf neighborhood shopping center in Summerlin	19.3	Q1 2008

Estimated additional costs to be incurred in the future on recently opened ground-up projects.		131.2

Various other ground-up projects, Palazzo additional payments (*) and certain committed amounts related to the projects listed below.		426.8

Total ground-up projects under construction		$2,257.7

(*)	GGP is not responsible for the construction costs and will purchase the property upon opening. The purchase price is based on a formula described in our SEC filings on Forms 10-K and 10-Q. The current estimate of the initial installment of the purchase price that will be paid when the project opens is $369 million. Additional payments will be made during the 48 months after closing as actual NOI increases. A current estimate of additional The Shoppes at Palazzo purchase price payable over the 48 Months after closing is included in the $426.8 million of total estimated future costs listed above.
Other Planned Ground-up Projects

			Potential
Property	Description	Ownership %	Opening

Allentowne Allen, TX	Mixed use development on a 238 acre site	100%	Q2 2010

Bridges at Mint Hill Charlotte, NC	Shopping Center anchored by Belks and two other department stores	100%	Q4 2009

Cannery Chicago, IL	Urban retail development including mall shop, community center and grocery store	100%	Q3 2009

Circle T Westlake, TX	1.2 million sf shopping center	50%	Q4 2011

Circle T Power Center Westlake, TX	Develop a lifestyle center on a 150 acre site west of Circle T	50%	Q2 2010

Detroit Gateway Detroit, Michigan	Urban retail development including anchors, mall shop and restaurants	100%	Q3 2009

Kendall Town Center West Kendall, FL	New development with retail, big box, restaurant and theater	100%	Q4 2010

Okatie Crossing Hardeeville, SC	Mixed use development with retail and hotel	100%	Q4 2010

Pinnacle Hills South Rogers, AR	Target, restaurants and hotel development	50%	Q2 2009

Summerlin Centre Las Vegas, NV	Phase I includes a new retail development of 106 acres in the Summerlin community; project could be expanded in subsequent years	100%	Q4 2009

Tatilya Beylikduzu (Istanbul), Turkey	785 thousand sf vertical two-story shopping center with anchors, mall shop, multiplex cinema and restaurants	50%	Q4 2009